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                                                                   EXHIBIT 10.22

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                                                  EXECUTION COPY

                  RESEARCH COLLABORATION AND LICENSE AGREEMENT

                                  BY AND AMONG

                               MERCK & CO., INC.,

                         ALNYLAM PHARMACEUTICALS, INC.,

                                       AND

                               ALNYLAM HOLDING CO.

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                  RESEARCH COLLABORATION AND LICENSE AGREEMENT

         THIS AGREEMENT effective as of September 8, 2003 (the "EFFECTIVE DATE"), by and among MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey ("MERCK") on the one hand, and ALNYLAM Pharmaceuticals, Inc., a corporation organized under the laws of Delaware and ALNYLAM HOLDING CO. ("ALNYLAM HOLDING"), a corporation organized and existing under the laws of Delaware (collectively, "ALNYLAM") on the other hand.

                                    RECITALS:

         WHEREAS, MERCK and ALNYLAM desire to enter into a research collaboration to develop technology useful for in vitro and/or in vivo target identification and/or target validation using RNAi and to develop RNAi therapeutic products upon the terms and conditions set forth herein;

         WHEREAS, ALNYLAM has developed ALNYLAM RNAi Technology (as hereinafter defined) and has rights to ALNYLAM RNAi Patent Rights (as hereinafter defined);

         WHEREAS, MERCK desires to obtain a license under the ALNYLAM RNAi Patent Rights and the ALNYLAM RNAi Technology upon the terms and conditions set forth herein and ALNYLAM desires to grant such a license;

         WHEREAS, MERCK has developed MERCK RNAi Technology (as hereinafter defined) and has rights to MERCK RNAi Patent Rights (as hereinafter defined);

         WHEREAS, ALNYLAM desires to obtain a license under the MERCK RNAi Patent Rights and MERCK RNAi Technology upon the terms and conditions set forth herein and MERCK desires to grant such a license; and

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.  DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1      "AAA" has the meaning set forth in Section 9.6.1 of this Agreement.

1.2      "ABANDONED MERCK RNAi NOVEL TARGET" has the meaning set forth in
         Section 2.14.2 of this Agreement.

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1.3      "AFFILIATE" means (except as provided for in Section 3.1.8) (i) any corporation or business entity of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by MERCK or ALNYLAM, as the case may be; (ii) any corporation or business entity, which, directly or indirectly, owns, controls or holds fifty percent (50%) (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of MERCK or ALNYLAM, as the case may be, or (iii) any corporation or business entity, fifty percent (50%) or more of the securities or other ownership interests representing the equity of which is directly or indirectly, owned, controlled or held by the same corporation, business entity or security holders, or holders of ownership interests who own, control or hold fifty percent (50%) or more of the securities or other ownership interests representing the equity or the voting stock of MERCK or ALNYLAM, as the case may be.

1.4      "ALNYLAM" has the meaning set forth in the preamble to this Agreement.

1.5 "ALNYLAM-ASSIGNED THERAPEUTIC COLLABORATION INVENTIONS" has the meaning set forth in Section 2.7(d).

1.6 "ALNYLAM COLLABORATION INVENTIONS" means ALNYLAM Technology Collaboration Inventions, ALNYLAM Therapeutic Collaboration Inventions, ALNYLAM's interest in Joint Technology Collaboration Inventions, and ALNYLAM's interest in Joint Therapeutic Collaboration Inventions, collectively.

1.7      "ALNYLAM PRODUCT AGREEMENT" has the meaning set forth in Section
         3.1.5(c).

1.8 "ALNYLAM RNAi PATENT RIGHTS" means any and all patents and patent applications in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and to exclude Joint Collaboration Patent Rights) which, as of the Effective Date and/or during the Collaboration Term, are Controlled by ALNYLAM or its Affiliates and which are necessary or useful to MERCK in connection with the Technology Collaboration and/or for in vitro and/or in vivo target identification and/or target validation ("ALNYLAM TARGET IDENTIFICATION AND TARGET VALIDATION RNAi PATENT RIGHTS") and/or in the research, development, manufacture, marketing, use, import or sale of RNAi Therapeutic Products within the Therapeutic Collaboration ("ALNYLAM THERAPEUTIC RNAi PATENT RIGHTS"), including, but not limited to, those listed on
         Schedule 1.8. "ALNYLAM RNAi Patent Rights" include but are not limited to those which: (i) claim, cover or relate to RNAi Therapeutic Products including but not limited to improvements; or (ii) claim, cover or relate to ALNYLAM Collaboration Inventions; or (iii) are divisions, continuations, any portions of continuations-in-part that are themselves within the definition of ALNYLAM RNAi Patent Rights, reissues, renewals, extensions, supplementary protection certificates, and the like of any covered patents and patent applications and foreign equivalents thereof.

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1.9      "ALNYLAM RNAi TECHNOLOGY" means any and all technology, information, material, and know-how, including but not limited to inventions (including without limitation ALNYLAM Collaboration Inventions and ALNYLAM's rights in Joint Collaboration Inventions), discoveries, improvements, processes, methods, protocols, formulas, data, and trade secrets patentable or otherwise, which: (a) as of the Effective Date and/or during the Collaboration Term, is in the Control of ALNYLAM or its Affiliates, including without limitation, all technology, information, and material, including inventions, discoveries and know-how, patentable or otherwise, of ALNYLAM's scientific advisors and consultants which are Controlled by ALNYLAM or its Affiliates, and (b) is necessary or useful to MERCK for the Collaboration and/or for in vitro and/or in vivo target identification and/or target validation and/or for the research, development, manufacturing, marketing, use, import or sale of Therapeutic Collaboration Products within the Therapeutic Collaboration in the Territory including, but not limited to, knowledge related to (i) the RNAi pathway and mechanism of action in mammalian cells, (ii) informatics approaches to optimal siRNA design for targeting specific genes and minimizing off-target effects, (iii) optimal RNA chemistry for siRNA in vivo stability and delivery, (iv) bio-analytical methods for measurement of pharmacokinetics and biodistribution of siRNAs, and (v) RNAi delivery methods.

1.10 "ALNYLAM TARGET IDENTIFICATION AND TARGET VALIDATION RNAi PATENT RIGHTS" has the meaning set forth in Section 1.8 of this Agreement.

1.11 "ALNYLAM TECHNOLOGY COLLABORATION INVENTIONS" means any and all discoveries, improvements, processes, methods, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, arising from the Technology Collaboration and developed or invented solely by employees of ALNYLAM or its Affiliates or other persons not employed by MERCK acting on behalf of ALNYLAM during the Technology Collaboration Term and/or during the one (1) year period following the termination or expiration of the Technology Collaboration Term.

1.12 "ALNYLAM THERAPEUTIC COLLABORATION INVENTIONS" means any and all discoveries, improvements, processes, methods, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, arising from the Therapeutic Collaboration and developed or invented solely by employees of ALNYLAM or its Affiliates or other persons not employed by MERCK acting on behalf of ALNYLAM during the Therapeutic Collaboration Term and/or during the one (1) year period following the termination or expiration of the Therapeutic Collaboration Term, including but not limited to ALNYLAM-Assigned Therapeutic Collaboration Inventions (as defined in Section 2.7(d)).

1.13 "ALNYLAM THERAPEUTIC COLLABORATION IP" means any and all technology, information, material, know-how, including, but not limited to Inventions (including ALNYLAM Therapeutic Collaboration Inventions and ALNYLAM's rights in Joint Therapeutic Collaboration Inventions), discoveries, improvements, processes, methods, protocols, formulas, data, and trade secrets, patentable or otherwise, patents and patent applications, which: (a) are Controlled by ALNYLAM or its Affiliates as of the Effective Date or during the Collaboration Term, and (b) are necessary or useful to MERCK in

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         connection with the Therapeutic Collaboration and/or in the research, development, manufacture, marketing, use, import or sale of Therapeutic Collaboration Products.

1.14     "ALNYLAM THERAPEUTIC RNAi PATENT RIGHTS" has the meaning set forth in
         Section 1.8 of this Agreement.

1.15 "CALENDAR QUARTER" means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.16 "CALENDAR YEAR" means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.17 "CHANGE OF CONTROL" has the meaning set forth in Section 9.2 of this Agreement.

1.18     "CODE" has the meaning set forth in Section 8.2.2(c) of this Agreement.

1.19 "CO-EXCLUSIVE" means with respect to any license of rights hereunder, the grant of exclusive rights, but for the retention by the granting Party of the same rights for itself and/or its Affiliates.

1.20 "COLLABORATION" means the Technology Collaboration and the Therapeutic Collaboration, collectively.

1.21 "COLLABORATION TERM" means the duration of the Collaboration, as described more fully in Section 2.8.

1.22 "COMBINATION PRODUCT" means an RNAi Therapeutic Product combined with any other clinically active therapeutic ingredient. All references to RNAi Therapeutic Product in this Agreement shall be deemed to include Combination Product, to the extent applicable.

1.23 "COMPETING RNAi PRODUCT" has the meaning set forth in Section 7.3(a) of this Agreement.

1.24 "COMPLETE MERCK NON-DRUGGABLE TARGET INFORMATION" has the meaning set forth in Section 2.14.2(2) of this Agreement.

1.25 "CONTROL", "CONTROLS" OR "CONTROLLED BY" means, with respect to any item of or right under ALNYLAM RNAi Patent Rights, MERCK RNAi Patent Rights, ALNYLAM RNAi Technology, MERCK RNAi Technology, ALNYLAM Therapeutic Collaboration IP, or MERCK RNAi Novel Target IP, the possession of (whether by ownership or license, other than pursuant to this Agreement) the ability by a Party to grant access to, or a license or sublicense of, such items or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

1.26     "DISPUTE" has the meaning set forth in Section 9.6.1 of this Agreement.

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1.27     "EFFECTIVE DATE" has the meaning set forth in the preamble of this
         Agreement.

1.28 "EXCLUDED CLAIM" has the meaning set forth in Section 9.6.1 of this Agreement.

1.29     "EXTENDED THERAPEUTIC COLLABORATION TERM" has the meaning set forth in
         Section 1.87 of this Agreement.

1.30 "FILING" of an NDA means the acceptance by a Regulatory Authority of an NDA for filing.

1.31 "FIRST COMMERCIAL SALE" means, with respect to any Therapeutic Collaboration Product, the first sale for end use or consumption of such Therapeutic Collaboration Product in a country after all required approvals, including Marketing Authorization, have been granted by the Regulatory Authority of such country.

1.32 "FULL-TIME EQUIVALENT" or "FTE" means the equivalent of a full-time scientist's work time over a twelve-month period (including normal vacations, sick days and holidays). The portion of an FTE year devoted by a scientist to the Technology Collaboration shall be determined by dividing the number of full days (including full days consisting of multiple partial days) during any twelve-month period devoted by such scientist to the Technology Collaboration by the total number of working days (excluding vacations, sick days and holidays) during such twelve-month period.

1.33 "HUMAN MATERIALS" has the meaning set forth in Section 2.12 of this Agreement.

1.34 "IND" means an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.35 "IND-ENABLING GLP TOXICOLOGY STUDIES" means genotoxicity, acute toxicology, safety pharmacology, and sub-chronic toxicology studies in species that satisfy applicable regulatory requirements using applicable good laboratory practices which meet the standard necessary for submission as part of an IND filing with a Regulatory Authority.

1.36 "INFORMATION" means any and all information and data, including without limitation all ALNYLAM RNAi Technology and MERCK RNAi Technology, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement.

1.37 "INITIAL MERCK NON-DRUGGABLE TARGET INFORMATION" has the meaning set forth in Section 2.14.2(1) of this Agreement.

1.38     "INITIAL OPT-IN NEGOTIATION PERIOD" has the meaning set forth in
         Section 2.14.3.3 of this Agreement.

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1.39     "INVENTION" means any process, method, composition of matter, article of manufacture, discovery or finding that is conceived and/or reduced to practice in the course of the Collaboration.

1.40 "JOINT COLLABORATION INVENTIONS" means Joint Technology Collaboration Inventions and Joint Therapeutic Collaboration Inventions, collectively.

1.41 "JOINT COLLABORATION PATENT RIGHTS" means any and all patent applications and patents in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention) which claim, cover or relate to any Joint Collaboration Inventions. "Joint Collaboration Patent Rights" include, but are not limited to, those patent applications and patents which claim, cover or relate to Joint Technology Collaboration Inventions or Joint Therapeutic Collaboration Inventions; or are divisions, continuations, any portion of continuations-in-part that are themselves within the definition of Joint Collaboration Patent Rights, reissues, renewals, extensions, supplementary protection certificates, and the like of any covered patents and patent applications and foreign equivalents thereof.

1.42 "JOINT STEERING COMMITTEE" or "JSC" means the joint steering committee as more fully described in Section 2.4.

1.43 "JOINT TECHNOLOGY COLLABORATION INVENTIONS" means any and all discoveries, improvements, processes, methods, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, arising from the Technology Collaboration and developed or invented jointly by employees of MERCK and ALNYLAM or their Affiliates or others acting on behalf of MERCK and ALNYLAM during the Technology Collaboration Term and/or during the one (1) year period following the termination or expiration of the Technology Collaboration Term.

1.44 "JOINT THERAPEUTIC COLLABORATION INVENTIONS" means any and all discoveries, improvements, processes, methods, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, arising from the Therapeutic Collaboration and developed or invented jointly by employees of MERCK and ALNYLAM or their Affiliates or others acting on behalf of MERCK and ALNYLAM during the Therapeutic Collaboration Term and/or during the one (1) year period following the termination or expiration of the Therapeutic Collaboration Term.

1.45 "LIMMER PATENTS" means those patent rights set forth on Schedule 1.45 of this Agreement.

1.46 "MARKETING AUTHORIZATION" means any and all approvals (including without limitation all applicable pricing and governmental reimbursement approvals) necessary to receive permission from the relevant Regulatory Authority to market and sell an RNAi Therapeutic Product in any country.

1.47 "MATERIALS" has the meaning set forth in Section 2.10 of this Agreement.

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1.48     "MERCK-ASSIGNED THERAPEUTIC COLLABORATION INVENTIONS" has the meaning set forth in Section 2.7(d).

1.49 "MERCK BROAD RNAi PATENT RIGHTS" means any and all patent applications and patents in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and to exclude Joint Collaboration Patent Rights), which, as of the Effective Date and/or during the Collaboration Term, are Controlled by MERCK or Rosetta Inpharmatics LLC ("ROSETTA") or their wholly-owned subsidiaries and which are necessary or useful to ALNYLAM for the Technology Collaboration and/or for in vitro and/or in vivo target identification and/or target validation. MERCK Broad RNAi Patent Rights include but are not limited to those which: (i) claim, cover or relate to MERCK Technology Collaboration Inventions; or (ii) are divisions, continuations, any portions of continuations-in-part that are themselves within the definition of MERCK Broad RNAi Patent Rights, reissues, renewals, extensions, supplementary protection certificates, and the like of any covered patents and patent applications and foreign equivalents thereof. "MERCK Broad RNAi Patent Rights" shall include, without limitation, those patents and patent applications set forth in Schedule 1.49. The term "MERCK Broad RNAi Patent Rights" does not include any patents or patent applications relating to MERCK Non-Druggable Targets, including but not limited to patents or patent applications relating to MERCK RNAi Novel Target IP.

1.50 "MERCK BROAD RNAi TECHNOLOGY" means any and all technology, information, material, and know-how, including, but not limited to inventions (including MERCK Technology Collaboration Inventions and MERCK's rights in Joint Technology Collaboration Inventions), discoveries, improvements, processes, methods, protocols, formulas, data, and trade secrets, patentable or otherwise which: (a) as of the Effective Date and/or during the Collaboration Term, is in the Control of MERCK or ROSETTA or their wholly-owned subsidiaries, and (b) is necessary or useful to ALNYLAM for the Technology Collaboration and/or for in vitro and/or in vivo target identification and/or target validation including (i) data and methods for monitoring RNAi selectivity and potency, and (ii) approaches to optimal design of siRNAs, including but not limited to informatics approaches. "MERCK Broad RNAi Technology" does not include technology, information, or material, including inventions, discoveries and know-how, patentable or otherwise, relating to MERCK Non-Druggable Targets, including but not limited to MERCK RNAi Novel Target IP.

1.51 "MERCK COLLABORATION INVENTIONS" means MERCK Technology Collaboration Inventions and MERCK Therapeutic Collaboration Inventions, MERCK's interest in Joint Technology Collaboration Inventions, and MERCK's interest in Joint Therapeutic Collaboration Inventions, collectively.

1.52 "MERCK NON-DRUGGABLE TARGETS" means [**] Controlled by MERCK or its Affiliates and which MERCK deems to be [**]. Such targets [**] include targets for which [**].

         A MERCK Non-Druggable Target may also include:

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         1. [**] for which [**] have been i[**], for example in [**];

         2. [**] whereby [**] has been [**]; and

         3. [**] where [**] in the [**].

         MERCK Non-Druggable Targets must be [**]; that is they must be targets for which: (a) MERCK [**] the target that is [**] which, [**], provides [**] the MERCK Non-Druggable Target, [**] (b) MERCK believes there are [**] of which would be [**] (i) by [**] the MERCK Non-Druggable Target [**], or (ii) by the [**] MERCK Non-Druggable Target [**] in the [**].

1.53     "MERCK PRODUCT AGREEMENT" has the meaning set forth in Section
         3.1.6(c).

1.54 "MERCK PRODUCT-SPECIFIC RNAi PATENT RIGHTS" means any and all patent applications and patents in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and exclude Joint Collaboration Patent Rights) which: (a) as of the Effective Date and/or during the Collaboration Term, are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries, and (b) are necessary or useful to ALNYLAM in connection with the research, development, manufacture, marketing, use, import or sale of a specific RNAi Therapeutic Product within the Therapeutic Collaboration. MERCK Product-Specific RNAi Patent Rights include but are not limited to those which: (i) claim, cover or relate to a specific RNAi Therapeutic Product within the Therapeutic Collaboration; or (ii) claim, cover or relate to MERCK Therapeutic Collaboration Inventions; or (iii) are divisions, continuations, any portions of continuations-in-part that are themselves within the definition of MERCK Product-Specific RNAi Patent Rights, reissues, renewals, extensions, supplementary protection certificates, and the like of any covered patents and patent applications and foreign equivalents thereof. "MERCK Product-Specific RNAi Patent Rights" include, without limitation, those patents and patent applications set forth in Schedule 1.54. The term "MERCK Product-Specific RNAi Patent Rights" does not include any patents or patent applications relating to MERCK Non-Druggable Targets, including but not limited to patents or patent applications relating to MERCK RNAi Novel Target IP.

1.55 "MERCK PRODUCT-SPECIFIC RNAi TECHNOLOGY" means any and all technology, information, material, and know-how, including, but not limited to inventions (including MERCK Therapeutic Collaboration Inventions and MERCK's rights in Joint Therapeutic Collaboration Inventions), discoveries, improvements, processes, methods, protocols, formulas, data, and trade secrets, patentable or otherwise which: (a) as of the Effective Date and/or during the Collaboration Term, is in the Control of MERCK or ROSETTA or their wholly-owned subsidiaries, and (b) is necessary or useful to ALNYLAM for the research, development, manufacturing, marketing, use, sale or import of a specific RNAi Therapeutic Product within the Therapeutic Collaboration, and (c) is not included in MERCK Broad RNAi Technology. The term "MERCK Product-Specific Technology" does not include technology, information, or material, including but not limited to

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         inventions, discoveries and know-how, patentable or otherwise, relating to MERCK Non-Druggable Targets, including but not limited to MERCK RNAi Novel Target IP.

1.56 "MERCK RNAi NOVEL TARGET" means a MERCK Non-Druggable Target that ALNYLAM, in its sole discretion, deems to be of sufficient scientific interest and possesses sufficient intellectual property such that ALNYLAM elects to develop an RNAi Therapeutic Product directed at such MERCK Non-Druggable Target under the Therapeutic Collaboration. For purposes of clarity, the term "MERCK RNAi Novel Target," shall not include any Abandoned MERCK RNAi Novel Target.

1.57 "MERCK RNAi NOVEL TARGET IP" means any and all information, material, know-how, patents and patent applications Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the Collaboration Term, and that both: (i) are necessary or useful to ALNYLAM for research, development, manufacturing, marketing, use, import or sale of RNAi Therapeutic Products within the Therapeutic Collaboration, and (ii) claim, cover or relate to specific MERCK RNAi Novel Targets.

1.58 "MERCK RNAi PATENT RIGHTS" means MERCK Broad RNAi Patent Rights and MERCK Product-Specific Patent Rights, collectively. The term "MERCK RNAi Patent Rights" shall not include patents or patent applications that claim, cover or relate to MERCK Non-Druggable Targets or MERCK RNAi Novel Target IP.

1.59 "MERCK RNAi TECHNOLOGY" means MERCK Broad RNAi Technology and MERCK Product-Specific RNAi Technology, collectively.

1.60 "MERCK TECHNOLOGY COLLABORATION INVENTIONS" means any and all discoveries, improvements, processes, methods, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, arising from the Technology Collaboration and developed or invented solely by employees of MERCK or its Affiliates or other persons not employed by ALNYLAM acting on behalf of MERCK during the Technology Collaboration Term and/or during the one (1) year period following the expiration or termination of the Technology Collaboration Term.

1.61 "MERCK THERAPEUTIC COLLABORATION INVENTIONS" means any and all discoveries, improvements, processes, methods, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, arising from the Therapeutic Collaboration and developed or invented solely by employees of MERCK or its Affiliates or other persons not employed by ALNYLAM acting on behalf of MERCK during the Therapeutic Collaboration Term and/or during the one (1) year period following the expiration or termination of the Therapeutic Collaboration Term, including but not limited to MERCK-Assigned Therapeutic Collaboration Inventions (as defined in Section 2.7(d)).

1.62 "NDA" means a New Drug Application, Biologics License Application, Worldwide Marketing Application, Marketing Application Authorization,
         Section 510(k) filing or similar application or submission for Marketing Authorization of a Therapeutic Collaboration Product filed with a Regulatory Authority in a country or group of

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         countries to obtain marketing approval for a biological, pharmaceutical or other therapeutic product in that country or in that group of countries.

1.63 "NET SALES" means the gross invoice price of a Therapeutic Collaboration Product sold by MERCK or its Related Parties or by ALNYLAM or its Related Parties to the first Third Party (other than a sublicensee of a Party) after deducting, if not previously deducted, from the amount invoiced or received:

         (a) trade and quantity discounts actually given other than early pay cash discounts;

         (b) returns, rebates, chargebacks and other allowances actually given;

         (c)      retroactive price reductions that are actually granted; and

         (d) a fixed amount equal to [**] percent ([**]%) of the amount invoiced to cover bad debt, sales or excise taxes, early payment cash discounts, transportation and insurance, custom duties, and other governmental charges.

         With respect to sales of Combination Products, Net Sales shall be calculated on the basis of the gross invoice price of the Therapeutic Collaboration Product(s) containing the same composition and concentration of RNAi oligonucleotide(s) or oligonucleotide-derivatives sold without other clinically active ingredients.

         In the event that the Therapeutic Collaboration Product is sold only as a Combination Product and not sold without other clinically active therapeutic ingredients, the Parties shall negotiate in good faith another basis on which to calculate Net Sales with respect to a Combination Product that fairly reflects the value of the Therapeutic Collaboration Product relative to the other clinically active therapeutic ingredients in the Combination Product, but in no event shall such calculation result in the gross invoice price on which to base Net Sales being less than [**] percent ([**]%) of the gross invoice price of such Therapeutic Combination Product.

         A percentage of the deductions set forth in paragraphs (a) through (d) above equal to the ratio of the Net Sales for the Therapeutic Collaboration Product to the Net Sales of the entire Combination Product will be applied in calculating Net Sales for a Combination Product.

1.64     "OPT-IN FEE" has the meaning set forth in Section 2.14.3.2.

1.65 "OPT-IN INFORMATION" has the meaning set forth in Section 2.14.3.2 and as provided in Schedule 2.14.3.2.

1.66     "OPT-IN NEGOTIATION PERIOD" has the meaning set forth in Section
         2.14.3.3.

1.67     "OPT-IN NOTICE" has the meaning set forth in Section 2.14.3.2.

1.68 "OPT-IN RIGHT" means MERCK's right, to be exercised upon the completion of IND-Enabling GLP Toxicology Studies and MERCK's receipt of all Opt-In Information from

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         ALNYLAM, to elect to enter into a Therapeutic Collaboration Product
         Agreement with ALNYLAM for a Therapeutic Collaboration Product as part of the Therapeutic Collaboration, as described in Section 2.14.3.2.

1.69     "PARTY" means MERCK and/or ALNYLAM.

1.70 "PROVIDERS" has the meaning set forth in Section 2.12 of this Agreement.

1.71     "R&D COSTS" has the meaning set forth in Section 2.14.3.2.

1.72 "REGULATORY AUTHORITY" means any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of an RNAi Therapeutic Product in the Territory, including, in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function.

1.73 "RELATED PARTY" means the Party, its Affiliates and permitted sublicensees ,which term does not include wholesale distributors of the Party or its Affiliates who purchase Therapeutic Collaboration Products from such Party or its Affiliates in an arm's length transaction and who have no other obligation, including but not limited to a reporting obligation, to such Party or its Affiliates. For purposes of clarity, such wholesale distributors do not include those distributors whose obligations to such Party or Affiliate include responsibility for sales and/or marketing efforts in a Territory or sharing of costs and expenses with respect to sales and/or marketing on behalf of a Party or its Affiliates, which distributors shall be deemed to be permitted sublicensees for purposes of this definition.

1.74 "RIBOPHARMA" means RIBOPHARMA AG, a company organized under the laws of Germany and an Affiliate of ALNYLAM.

1.75 "RNAi TECHNOLOGY" means technology useful for in vitro and/or in vivo target identification and/or target validation using RNA interference.

1.76 "RNAi THERAPEUTIC PRODUCTS" means oligonucleotide- or oligonucleotide derivative-based therapeutic modalities for gene function modulation or other moieties effective in gene function modulation that function through RNA interference and which are discovered, derived or developed by ALNYLAM or any person or entity acting on its behalf, including its Affiliates, consultants and scientific advisors during the Collaboration, and which are directed at MERCK RNAi Novel Targets. "RNAi Therapeutic Products" include, but are not limited to, any and all: (i) ALNYLAM Therapeutic Collaboration Inventions that are (a) oligonucleotide- or oligonucleotide derivative-based therapeutic modalities for gene function modulation or (b) moieties which are effective in gene function modulation, and (c) function through RNA interference and are directed at MERCK RNAi Novel Targets; and (ii) therapeutic preparations of the RNAi Therapeutic Product in final form for sale by prescription, over-the-counter or any other method for therapeutic use, including, without limitation, any Combination Product.

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1.77     "STOCK PURCHASE AGREEMENT" has the meaning set forth in Section 5.1.3 of this Agreement.

1.78     "SUBSEQUENT OPT-IN NEGOTIATION PERIODS" has the meaning set forth in
         Section 2.14.3.3 of this Agreement.

1.79 "TECHNOLOGY COLLABORATION" means the research activities undertaken by the Parties hereto as set forth in Article 2 and Schedule 2.1.

1.80     "TECHNOLOGY COLLABORATION MILESTONE" means the [**], as provided in
         Section 5.1.4, by ALNYLAM, or its Affiliates, or its permitted collaborators (as provided for in Sections 2.2 and 2.13) if but only if MERCK receives the same rights for in vitro and/or in vivo target identification and/or target validation as ALNYLAM and its Affiliates to any intellectual property relating to the Collaboration which is developed by ALNYLAM or its Affiliates or such permitted collaborators, during the Technology Collaboration Term, of [**] where [**] through [**], excluding, however, [**].

1.81 "TECHNOLOGY COLLABORATION TERM" means the duration of the Technology Collaboration and "Extended Technology Collaboration Term" means any period of the Technology Collaboration as it may be extended by mutual agreement of the Parties, as described more fully in Section 2.8.

1.82     "TECHNOLOGY MILESTONE DISPUTE" has the meaning set forth in Section
         5.1.4.

1.83 "TERRITORY" means all of the countries in the world, and their territories and possessions.

1.84 "THERAPEUTIC COLLABORATION" means the research, development and commercialization activities undertaken by the Parties as set forth in
         Article 2.

1.85     "THERAPEUTIC COLLABORATION PRODUCT" has the meaning set forth in
         Section 2.14.3.2.

1.86 "THERAPEUTIC COLLABORATION PRODUCT AGREEMENT" has the meaning set forth in Section 2.14.3.3 of this Agreement.

1.87 "THERAPEUTIC COLLABORATION TERM" means the duration of the Therapeutic Collaboration and "Extended Therapeutic Collaboration Term" means any period of the Therapeutic Collaboration as it may be extended by mutual agreement of the Parties, as described more fully in Section 2.8.

1.88     "THIRD PARTY" means an entity other than a Party and its Affiliates.

1.89     "THIRD PARTY PATENT LICENSES" has the meaning set forth in Section
         5.2.5 of this Agreement.

1.90 "VALID PATENT CLAIM" means a claim of: (a) an issued and unexpired patent included within the ALNYLAM RNAi Patent Rights, the MERCK RNAi Patent Rights, or the Joint Collaboration Patent Rights which (i) covers the manufacture, use, sale or import of a Therapeutic Collaboration Product; (ii) has not been revoked or held unenforceable or

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

         invalid by a decision of a court or other governmental agency of competent jurisdiction, which is not appealable or has not been appealed within the time allowed for appeal, and (iii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise, or (b) a patent application within the Territory, which covers the manufacture, use, sale or import of a Therapeutic Collaboration Product, included within the ALNYLAM RNAi Patent Rights, the MERCK RNAi Patent Rights or the Joint Collaboration Patent Rights that has been pending less than [**] years from the earliest date on which such patent application claims priority and such patent claim has not been cancelled, withdrawn or abandoned.

2.       COLLABORATION

2.1 GENERAL. ALNYLAM and MERCK shall engage in the Collaboration upon the terms and conditions set forth in this Agreement. The activities to be undertaken in the course of the Technology Collaboration are set forth in the workplan attached hereto as Schedule 2.1, which may be amended from time to time upon the mutual written agreement of authorized representatives of the Parties.

2.2 CONDUCT OF RESEARCH. Each Party or its Affiliates shall commit the following resources to carry out the activities set forth in Schedule 2.1:

         -        First year of the Technology Collaboration Term -    [**] FTEs

         -        Second year of the Technology Collaboration Term -   [**] FTEs

         -        Third year of the Technology Collaboration Term -    [**] FTEs

         ALNYLAM and MERCK shall be entitled to utilize the services of Third Parties (including Third Party contract research organizations) to perform their respective Technology Collaboration activities; provided that each Party shall remain at all times fully liable for its respective responsibilities under the Technology Collaboration. Neither Party shall use Third Party contract resources to conduct part or all of its obligations under the Technology Collaboration unless the other Party's rights under the agreement with the Third Party contract research organization guarantee the non-contracting Party the same rights under this Agreement as if the contracting Party had done the work itself. Third Party collaborations shall be governed by the terms of Section 2.13.

2.2.1 MERCK FTE SUPPORT. Notwithstanding the above, MERCK may cease to provide FTEs commencing one year after the Effective Date by written notice to ALNYLAM specifying the date on which MERCK's FTEs will cease work, in which event the license grant from ALNYLAM to MERCK shall be modified as set forth in Section 3.1.1.1.

2.3 PRINCIPAL SCIENTISTS. The principal scientists for the Technology Collaboration are Dr. [**] for ALNYLAM and Dr. [**] for MERCK. The Technology Collaboration and all work assignments to be performed by ALNYLAM and MERCK shall be carried out under the direction and supervision of the principal scientists noted above. Each Party

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

         shall immediately notify the other Party in the event that the Party's principal scientist is not or will not direct or supervise the Technology Collaboration or leaves the Party's employ.

2.4 JOINT STEERING COMMITTEE. The Parties hereby establish a committee to facilitate the Technology Collaboration as follows:

2.4.1 COMPOSITION OF THE JOINT STEERING COMMITTEE. The Technology Collaboration shall be conducted under the direction of a joint steering committee (the "JSC") comprised of two (2) named representatives of MERCK and two (2) named representatives of ALNYLAM, one of whom shall be the Senior Vice President, Research and Development of ALNYLAM. Each Party shall appoint its respective representatives to the JSC from time to time, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Technology Collaboration. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JSC meetings, subject to such representative's and consultant's written agreement to comply with the requirements of Section 4.1. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

2.4.2 JSC CHAIRPERSON. The JSC Chairperson shall rotate every six (6) months between ALNYLAM and MERCK. The initial JSC Chairperson shall be a representative of ALNYLAM. The Chairperson's responsibilities shall include:

         1. scheduling meetings at least quarterly, but more frequently if the JSC determines it necessary;

         2. setting agenda for meetings with solicited input from other members;

         3.       delivering minutes to the JSC for review and approval; and

         4. conducting effective meetings, including ensuring that objectives for each meeting are set and achieved.

2.4.3 MEETINGS. The JSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter, with the location for such meetings alternating between ALNYLAM and MERCK facilities (or such other locations as is determined by the JSC). Alternatively, the JSC may meet by means of teleconference, videoconference or other similar communications equipment, but at least two meetings per year shall be conducted in person.

2.4.4 JSC RESPONSIBILITIES. The JSC shall have the following responsibilities with respect to the Technology Collaboration:

         1.       oversight of all activities relating to the Technology
                  Collaboration;

         2.       approving annual workplans, timelines, goals and objectives;

         3.       determining each Party's responsibilities under the workplans;

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

         4. monitoring the progress of the Technology Collaboration, including reviewing relevant data;

         5.       considering issues of priority;

         6. monitoring the diligence of each Party in performing its obligations hereunder;

         7. identifying and prioritizing academic collaborations for review by the appropriate level of management of ALNYLAM and MERCK;

         8.       approving any material changes to workplans;

         9. discussing the content of the data package to be provided to the JSC to enable the JSC to determine if the Technology Collaboration Milestone has been achieved pursuant to Section 5.1.4, provided, however, that there is no obligation on the JSC to agree to the final content of the data package prior to submission to the JSC; and

         10.      considering and advising on technical issues that arise.

         The JSC shall attempt to resolve any and all disputes relating to the Technology Collaboration by unanimous consensus; provided, however, that all issues relating to budgets, expenditures or other economic matters shall be made by the appropriate level of management of the Parties and the JSC shall not have final decision-making authority regarding such matters.

         In the event the JSC is unable to reach a unanimous consensus with respect to any Dispute, then the two (2) senior members of the JSC, one from MERCK and one from ALNYLAM, shall attempt to resolve such Dispute. If the senior members of the JSC are unable to resolve such Dispute, then the Dispute shall be resolved in accordance with Section 9.6.1.

2.5 EXCHANGE OF INFORMATION. In accordance with the provisions of Article 3, upon execution of this Agreement and on an ongoing basis during the Collaboration Term:

         (a) ALNYLAM shall disclose to MERCK all ALNYLAM RNAi Technology that is Controlled by ALNYLAM or its Affiliates as of the Effective Date and/or during the first [**] years of the Collaboration Term which has not been previously disclosed and shall provide updates, at least quarterly, with regard to ALNYLAM RNAi Technology that is Controlled by ALNYLAM or its Affiliates as of the Effective Date and/or during the first [**] years of the Collaboration Term, and ALNYLAM RNAi Patent Rights that are Controlled by ALNYLAM or its Affiliates as of the Effective Date and/or during the first [**] years of the Collaboration Term, including but not limited to any and all ALNYLAM RNAi Patent Rights filings related thereto, and ALNYLAM Therapeutic Collaboration IP that is Controlled by ALNYLAM or its Affiliates as of the Effective Date and/or during the first [**] years of the Collaboration Term, including but not limited to any and all ALNYLAM RNAi Patent Rights filings related thereto;

         (b) MERCK shall disclose to ALNYLAM all MERCK Broad RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term and

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

                  MERCK Product-Specific RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term which has not been previously disclosed and shall provide updates, at least quarterly, with regard to such MERCK Broad RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term and MERCK Product-Specific RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term and MERCK Broad RNAi Patent Rights that are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term, including but not limited to any and all MERCK RNAi Patent Rights filings related thereto; and

         (c) each Party shall disclose to the other any and all Joint Collaboration Inventions and Joint Collaboration Patent Rights not previously disclosed and shall provide updates, at least quarterly, with regard to such Joint Collaboration Inventions. Disclosures required by this Section 2.5 shall be subject to the confidentiality and non-use obligations of Third Party agreements and the confidentiality provisions of Section 4.1 of this Agreement.

2.6      RECORDS AND REPORTS.

2.6.1 RECORDS. Each Party shall maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Collaboration by such Party.

2.6.2 COPIES AND INSPECTION OF RECORDS. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of the other Party referred to in Section 2.6.1 related to the Technology Collaboration and/or each Therapeutic Collaboration Product with respect to which such Party has elected to co-develop and co-promote pursuant to Section 2.14.3 or for which such Party has received an exclusive license pursuant to Section 3.1.5 or
         Section 3.1.6. The record-reviewing Party shall maintain such records and the information disclosed therein in confidence in accordance with
         Section 4.1. The record-reviewing Party shall have the right to arrange for its employees and/or consultants involved in the activities contemplated hereunder to visit the offices and laboratories of the record-keeping Party, and any of its Third Party contractors as permitted under Section 2.2, during normal business hours and upon reasonable notice, to discuss the Technology Collaboration work and its results in detail with the technical personnel and consultants of the record-keeping Party. Upon request, the record-keeping Party shall provide copies of the records described in Section 2.6.1 above.

2.6.3    REPORTS.

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

2.6.3.1 TECHNOLOGY COLLABORATION. Within thirty (30) days following the end of each Calendar Quarter during the Technology Collaboration Term, each Party shall provide to the other Party a written progress report in English which shall describe the work performed to date by such Party on the Technology Collaboration, provide an evaluation of the work by such Party performed in relation to the goals, deliverables and timelines of the Technology Collaboration, and provide such other information required by the Technology Collaboration or reasonably requested by the other Party relating to the progress of the goals, deliverables, timelines or performance of the Technology Collaboration, including the status and results of Third Party Collaborations covered by Section 2.13.

2.6.3.2 THERAPEUTIC COLLABORATION. At least two (2) times a year during the Therapeutic Collaboration Term, two (2) named representatives of MERCK and two (2) named representatives of ALNYLAM shall meet to exchange information relating to the Therapeutic Collaboration, to discuss possible changes to Schedule 2.14.3.2 based on interactions with Regulatory Authorities, and the provision by ALNYLAM to MERCK of a brief, written summary progress report in English which shall describe the work performed to date on the Therapeutic Collaboration, the progress of the development of all RNAi Therapeutic Products and Therapeutic Collaboration Products that are not yet the subject of a Therapeutic Collaboration Product Agreement, a MERCK Product Agreement or an ALNYLAM Product Agreement. Each Party shall appoint its respective representatives from time to time, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Therapeutic Collaboration. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend meetings, subject to such representative's and consultant's written agreement to comply with the requirements of Section 4.1.

2.7      COLLABORATION INVENTIONS.

         The entire right, title and interest in:

         (a) ALNYLAM Technology Collaboration Inventions and ALNYLAM Therapeutic Collaboration Inventions shall be owned solely by ALNYLAM;

         (b) MERCK Technology Collaboration Inventions and MERCK Therapeutic Collaboration Inventions shall be owned solely by MERCK;

         (c) Joint Collaboration Inventions shall be owned jointly by ALNYLAM and MERCK; and

         (d) In the event MERCK, solely or jointly with ALNYLAM, makes any discovery, improvement, or Invention with respect to a Therapeutic Collaboration Product after receiving the Opt-In Information for such Therapeutic Collaboration Product, and

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

                  prior to the earlier of ALNYLAM's opt-out pursuant to Section
                  2.14.3.3.1 or the execution of a Therapeutic Collaboration Agreement or an ALNYLAM Product Agreement or a MERCK Product Agreement or the expiration or termination of the Therapeutic Collaboration Term, then MERCK shall assign the same to ALNYLAM and it shall be an "ALNYLAM-ASSIGNED THERAPEUTIC COLLABORATION INVENTION" and shall be included within the definition of an ALNYLAM Therapeutic Collaboration Invention. In the event ALNYLAM, solely or jointly with MERCK, makes any discovery, improvement, or Invention with respect to a MERCK Non-Druggable Target after receiving the Initial MERCK Non-Druggable Target Information for such MERCK Non-Druggable Target, and prior to its election either: (i) to select such MERCK Non-Druggable Target as a MERCK RNAi Novel Target or
                  (ii) to decline to do so and ALNYLAM's return to MERCK of all information and materials relating to the MERCK Non-Druggable Target (as provided in Section 2.14.2), then ALNYLAM shall assign the same to MERCK and it shall be a "MERCK-ASSIGNED THERAPEUTIC COLLABORATION INVENTION" and shall be included within the definition of a MERCK Therapeutic Collaboration Invention.

         ALNYLAM shall promptly disclose to MERCK the development, making, conception or reduction to practice of ALNYLAM Technology Collaboration Inventions and Joint Collaboration Inventions and MERCK shall promptly disclose to ALNYLAM the development, making, conception or reduction to practice of MERCK Technology Collaboration Inventions and Joint Collaboration Inventions.

2.8 COLLABORATION TERM. Except as otherwise provided herein, the term of the Collaboration shall commence on the Effective Date and continue until the end of the Therapeutic Collaboration Term as set forth below ("COLLABORATION TERM"). The Technology Collaboration shall commence on the Effective Date and continue for a period of three years ("TECHNOLOGY COLLABORATION TERM"), and the term of the Therapeutic Collaboration shall commence on the one year anniversary of the Effective Date and continue for a period of four years and thereafter until (a) all Opt-In Negotiation Periods with respect to all Therapeutic Collaboration Products hereunder have expired and/or resulted in the execution of a Therapeutic Collaboration Agreement, a MERCK Product Agreement or an ALNYLAM Product Agreement, and (b) ALNYLAM has notified MERCK that there are no MERCK RNAi Novel Targets that have not either become the subject of such an agreement or become an Abandoned MERCK RNAi Novel Target ("THERAPEUTIC COLLABORATION TERM"). The Parties may extend the term of the Collaboration, the Technology Collaboration and/or the Therapeutic Collaboration by mutual written agreement of authorized representatives of the Parties, and shall, in such case, amend Schedule 2.1 as applicable.

2.9 COMPLIANCE. Each Party shall conduct the Collaboration in accordance with all applicable laws, rules and regulations, including, without limitation, all current governmental regulatory requirements concerning good laboratory practices. In addition, if animals are used in research hereunder, each Party shall comply with the Animal Welfare Act or any other applicable local, state, national and international laws or regulations relating to the care and use of laboratory animals. The Parties encourage each other to use the highest standards, such as those set forth in the Guide for the Care

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

         and Use of Laboratory Animals (NRC, 1996), for the humane handling, care and treatment of such research animals. Any animals which are used in the course of the Collaboration, or products derived from those animals, such as eggs or milk, will not be used for food purposes, nor will these animals be used for commercial breeding purposes. Each Party shall notify the other Party in writing of any deviations from applicable regulatory or legal requirements. Each Party hereby certifies that it will not and has not employed or otherwise used in any capacity the services of any person debarred under Section 21 USC 335a in performing any services hereunder.

2.10 MATERIALS. Each Party shall provide the other Party with sufficient quantities of the materials set forth in Schedule 2.10 ("MATERIALS"), as updated from time to time, solely for the purposes of carrying out the Parties' respective activities under the Technology Collaboration in accordance with the terms of this Agreement. Each Party acknowledges and agrees that Materials received from the other Party are not to be used in humans. In addition, none of the Materials received from the other Party, or any derivatives, analogs, modifications or components thereof, shall be transferred, delivered or disclosed to any Third Party, without the prior written approval of the Party which provided the Materials, other than a permitted collaborator under Section 2.13, a permitted Third Party under Section 2.2, or a Third Party performing services on behalf of a Party in the development of a Therapeutic Collaboration Product. Any unused Materials shall be, at the providing Party's option, either returned to the providing Party or destroyed in accordance with the providing Party's instructions.

2.11 EXCLUSIVE EFFORTS. Except as provided in Sections 2.13 and 3.1.1, during the Technology Collaboration Term, ALNYLAM and RIBOPHARMA and their Affiliates shall not enter into any agreement with a Third Party to develop RNAi Technology for use in in vitro and/or in vivo target identification and/or target validation; provided, however, that ALNYLAM and RIBOPHARMA and their Affiliates may enter into a collaboration with a Third Party, the primary purpose of which is the development of therapeutic products using RNA interference and, if RNAi Technology is developed therein for use in in vitro and/or in vivo target identification and/or target validation, then it may only be developed in the course of developing such therapeutic products.

         Notwithstanding the foregoing, each of ALNYLAM and RIBOPHARMA and their wholly-owned subsidiaries may, in its sole discretion, grant non-exclusive licenses under the Limmer Patents for the purpose of in vitro and/or in vivo target identification and/or target validation solely to Third Parties:

         (i) with whom neither ALNYLAM nor RIBOPHARMA nor any of their Affiliates has a collaboration or strategic alliance agreement, or

         (ii) with whom ALNYLAM or RIBOPHARMA or any of their Affiliates has a collaboration or strategic alliance agreement, which has as its primary purpose the development of therapeutic products using RNA interference and, if RNAi Technology is developed therein for use in in vitro and/or in vivo target identification and/or target validation, then it may only be developed in the course of developing such therapeutic products, or

         (iii) with whom ALNYLAM or RIBOPHARMA or any of their Affiliates has a collaboration or strategic alliance agreement which does not have in vitro and/or in vivo target identification and/or target validation as a purpose.

2.12 USE OF HUMAN MATERIALS. If any human cell lines, tissue, human clinical isolates or similar human-derived materials ("HUMAN MATERIALS") have been or are to be collected and/or used in the Collaboration, each Party represents and warrants (i) that it has complied, or shall comply, with all applicable laws, guidelines and regulations relating to the collection and/or use of the Human Materials, and (ii) that it has obtained, or shall obtain, all necessary approvals and appropriate informed consents, in writing, for the collection and/or use of such Human Materials. Each Party shall provide documentation of such approvals and consents upon the other Party's request. Each Party further represents and warrants that such Human Materials may be used as contemplated in this Agreement without any obligation to the individuals or entities ("PROVIDERS") who contributed the Human Materials, including, without limitation, any obligation of compensation to such Providers or any other Third Party for the intellectual property associated with, or commercial use of, the Human Materials for any purposes.

2.13 THIRD PARTY COLLABORATIONS. In addition to the right to utilize the services of Third Parties to perform Technology Collaboration activities pursuant to Section 2.2, during the Technology Collaboration Term, ALNYLAM and MERCK agree that it may be necessary or useful to enter into Third Party collaborations which provide technology, information, data or know-how, patentable or otherwise, which is necessary or useful for MERCK and/or ALNYLAM to perform its obligations under the Technology Collaboration. Such Third Party collaborations shall not conflict with the terms and conditions of this Agreement, including but not limited to Sections 2.11, 2.13 and 3.1.1, and shall be structured consistently with ALNYLAM and RIBOPHARMA's obligations and rights pursuant to this Agreement, including but not limited to Sections 2.11, 2.13 and 3.1.1. In the event that any such Third Party collaborations are contemplated in connection with the Technology Collaboration, the JSC shall discuss, subject to Third Party confidentiality obligations, whether to enter into such Third Party collaborations. The costs of such Third Party collaborations shall be borne by the Party(ies) entering into the agreement and such agreements shall include confidentiality and non-use provisions which are no less stringent than those set forth in Section 4.1 of this Agreement.

         The Parties shall use good faith efforts to ensure that, to the extent possible, all such Third Party collaborations shall provide that any and all data and results, discoveries and inventions, whether patentable or not, arising out of the Third Party collaboration may be used by bona fide collaborators of the Party entering into the Third Party collaboration agreement. In addition, the Party entering into such Third Party collaborations shall use reasonable efforts to obtain a right to sublicense to the other Party and its Affiliates any intellectual property arising out of the Third Party collaboration for use in connection with the Collaboration.

2.14     THERAPEUTIC COLLABORATION.

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

2.14.1 GOAL. The goal of the Therapeutic Collaboration is to develop RNAi Therapeutic Products for disease-associated targets which are not amenable to therapeutic intervention by conventional small molecule chemistry. The activities to be undertaken in the course of the Therapeutic Collaboration for each MERCK RNAi Novel Target shall be set forth in a detailed workplan promptly after ALNYLAM has selected such MERCK RNAi Novel Target as provided in Section 2.14.2(3).

2.14.2 PROVISION, SELECTION AND ABANDONMENT OF MERCK NON-DRUGGABLE TARGETS. During the Therapeutic Collaboration Term, MERCK shall provide to ALNYLAM a minimum of [**] MERCK Non-Druggable Targets which are candidates for RNAi Therapeutic Products during the first [**] of each of the first [**] years of the Therapeutic Collaboration Term, beginning with the year starting September 1, 2004, in accordance with the procedures set forth below. ALNYLAM shall notify MERCK, within [**] of receiving the Complete MERCK Non-Druggable Target Information (as defined below) for the last MERCK Non-Druggable Target received by ALNYLAM during each year of the Therapeutic Collaboration Term for which ALNYLAM requests the Complete MERCK Non-Druggable Target Information, if it chooses to develop an RNAi Therapeutic Product directed at any or all of such MERCK Non-Druggable Targets (whereupon such MERCK Non-Druggable Target chosen by ALNYLAM for development shall be a "MERCK RNAi NOVEL TARGET"). After selecting a MERCK RNAi Novel Target, ALNYLAM shall use commercially reasonable efforts to develop an RNAi Therapeutic Product directed at such MERCK RNAi Novel Target.

         ALNYLAM may at any time notify MERCK that it has stopped work on a particular MERCK RNAi Novel Target because the target is no longer scientifically or commercially interesting to ALNYLAM ("ABANDONED MERCK RNAi NOVEL TARGET"). Upon such abandonment, ALNYLAM and its Affiliates:
         (a) shall immediately return to MERCK all information (including Information), data and materials (including all MERCK intellectual property) relating to the Abandoned MERCK RNAi Novel Target, including, but not limited to that which was provided pursuant to Schedules 2.14.2(1) and 2.14.2(2), (b) shall have no rights to the Abandoned MERCK RNAi Novel Target, and (c) shall be prohibited from researching, developing or commercializing products, either alone or in collaboration with another party, directed at the Abandoned MERCK RNAi Novel Target or any fragment or common genetic variant thereof that results from a point mutation in, or a single nucleotide polymorphism with respect to, such Abandoned MERCK RNAi Novel Target for a period of [**] commencing on the date of notification to MERCK of the abandonment by ALNYLAM.

         With regard to the provision of MERCK Non-Druggable Targets to ALNYLAM by MERCK and notification to MERCK by ALNYLAM of its interest in selecting such MERCK Non-Druggable Targets, the following step-wise process shall apply:

         (1) For each MERCK Non-Druggable Target provided by MERCK to ALNYLAM, MERCK shall initially disclose to an individual specified by ALNYLAM a limited amount of information as provided in Schedule 2.14.2(1) ("INITIAL MERCK NON-DRUGGABLE TARGET INFORMATION").

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

         (2) Within [**] of receiving the Initial MERCK Non-Druggable Target Information for the third MERCK Non-Druggable Target, ALNYLAM shall notify MERCK if it wants to view the complete MERCK Non-Druggable Target information relating to any or all of the [**] MERCK Non-Druggable Targets provided in such year as provided in Schedule 2.14.2(2) ("COMPLETE MERCK NON-DRUGGABLE TARGET INFORMATION"), and MERCK will provide the Complete MERCK Non-Druggable Target Information to an individual specified by ALNYLAM within [**] of receipt of such notice from ALNYLAM. If ALNYLAM has not received all Complete MERCK Non-Druggable Target Information set forth in Schedule 2.14.2(2), or any portion thereof, ALNYLAM shall notify MERCK of same, which notice shall specify any missing Complete MERCK Non-Druggable Target Information or any portion thereof; and MERCK shall, promptly after receipt of such notice, provide any missing Complete MERCK Non-Druggable Target Information identified in the notice to ALNYLAM. "Complete MERCK Non-Druggable Target Information" shall include all information, materials and/or data listed on Schedule 2.14.2(2) which is in MERCK's or ROSETTA's or their fully-owned subsidiaries' possession (either by ownership or license) and is directly relevant to the MERCK Non-Druggable Target.

         (3) Within [**] of receiving the Complete MERCK Non-Druggable Target Information for the last MERCK Non-Druggable Target received by ALNYLAM during each year for which ALNYLAM requests the Complete MERCK Non-Druggable Target Information, ALNYLAM shall notify MERCK in writing if it selects any of the MERCK Non-Druggable Targets as a MERCK RNAi Novel Target.

         In the event that ALNYLAM reviews the Complete MERCK Non-Druggable Target Information for a MERCK Non-Druggable Target and then elects not to select it as a MERCK RNAi Novel Target, ALNYLAM and its Affiliates shall (a) immediately return to MERCK all information (including Information), data and materials (including all MERCK intellectual property) relating to the MERCK Non-Druggable Target, including, but not limited to that which was provided pursuant to Schedules 2.14.2(1) and 2.14.2(2), (b) have no rights to the MERCK Non-Druggable Target, and (c) be prohibited from researching, developing or commercializing products, either alone or in collaboration with another party, directed at such MERCK Non-Druggable Target or any fragment or common genetic variant thereof that results from a point mutation in, or a single nucleotide polymorphism with respect to, such MERCK Non-Druggable Target, for a period of [**] commencing on the date of notification to MERCK of ALNYLAM's decision not to select such MERCK Non-Druggable Target as a MERCK RNAi Novel Target.

         In the event that ALNYLAM selects a MERCK Non-Druggable Target as a MERCK RNAi Novel Target, MERCK shall be prohibited from researching, developing or commercializing therapeutic products that involve the use of RNA interference against such MERCK RNAi Novel Target, either alone or in collaboration with another party, unless and until the earlier of: (1) ALNYLAM has notified MERCK that such MERCK RNAi Novel Target is an Abandoned MERCK RNAi Novel Target, or (2) the Agreement has been terminated by MERCK pursuant to Section 8.2.1(a), or (3) ALNYLAM fails to use commercially reasonable efforts to develop an RNAi Therapeutic Product directed at

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

         such MERCK RNAi Novel Target as provided for in Section 2.14.2, or (4) [**] years following ALNYLAM's provision to MERCK of Opt-In Information and MERCK's decision not to "opt-in" on co-development of such Therapeutic Collaboration Product, provided, however, that nothing in this paragraph shall limit the rights granted to ALNYLAM in Section 3.1.3.

2.14.3   OPT-IN.

2.14.3.1 DEVELOPMENT OF MERCK RNAi NOVEL TARGETS. ALNYLAM shall fund and be responsible for conducting all research and development of MERCK RNAi Novel Targets for discovery and development of RNAi Therapeutic Products as set forth herein and in the workplan developed pursuant to
         Section 2.14.1 through the completion of IND-Enabling GLP Toxicology Studies, at which time MERCK may exercise its Opt-In Right as set forth below. ALNYLAM shall not use Third Party contract resources to conduct part or all of its research obligations under the Therapeutic Collaboration unless ALNYLAM's rights under the agreement with the Third Party contract research organization are sufficient to guarantee MERCK the same rights under this Agreement as if ALNYLAM had done the work itself. At the time of negotiating an agreement for Third Party contract resources, the Parties agree to discuss a possible royalty due to a Third Party contract manufacturer for development and transfer of a manufacturing process.

2.14.3.2 OPT-IN PROCESS. Within [**] of completing the IND-Enabling GLP Toxicology Studies for any RNAi Therapeutic Product, ALNYLAM shall provide MERCK with all information, materials and data listed on
         Schedule 2.14.3.2 (provided that, with respect to those categories normally required for an IND filing, such information, materials or data may be omitted if the omission is approved by the relevant Regulatory Authority for an IND filing) ("OPT-IN INFORMATION") to enable MERCK to evaluate and decide whether to "opt-in" on co-development of such RNAi Therapeutic Product discovered by ALNYLAM (any RNAi Therapeutic Product for which ALNYLAM provides the Opt-In Information, whether or not chosen by MERCK, a "THERAPEUTIC COLLABORATION PRODUCT"). Notwithstanding the above, "Opt-In Information" shall include all information, materials and/or data listed on Schedule 2.14.3.2 which is in ALNYLAM's or its Affiliate's possession (either by ownership or license) and relating to the RNAi Therapeutic Product.

         MERCK shall have a period of [**] after receiving from ALNYLAM all Opt-In Information relating to the Therapeutic Collaboration Product in which to exercise its Opt-In Right with regard to such Therapeutic Collaboration Product by written notice ("OPT-IN NOTICE") to ALNYLAM. If MERCK has not received all Opt-In Information set forth in Schedule 2.14.3.2, or any portion thereof (other than the materials and data which may be omitted pursuant to the first sentence of this Section 2.14.3.2), MERCK shall notify ALNYLAM of same, which notice shall specify any missing Opt-In Information or any portion thereof; and ALNYLAM shall, promptly after receipt of such notice, provide any missing Opt-In Information identified in the notice to MERCK. If MERCK does not deliver such Opt-In Notice to ALNYLAM in such [**] period, then MERCK shall be deemed to have declined to exercise its Opt-

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

         In Right and ALNYLAM shall have no further obligation to MERCK with respect to such Therapeutic Collaboration Product, except as set forth in Section 5.2.1(a) of this Agreement. In the event that MERCK does not deliver such Opt-In Notice to Alnylam, MERCK and its Affiliates shall
         (a) immediately return to ALNYLAM all information (including Information), data and materials (including all ALNYLAM intellectual property) relating to the Therapeutic Collaboration Product, including, but not limited to that which was provided pursuant to Schedule 2.14.3.2.

         Upon MERCK's giving an Opt-In Notice to ALNYLAM, MERCK shall deposit into an escrow account a fee of [**] Dollars ($[**]) (the "OPT-IN-FEE") plus [**] percent ([**]%) of the FTE and out-of-pocket research costs which ALNYLAM incurred in developing the MERCK RNAi Novel Target from the date ALNYLAM elected to develop the MERCK RNAi Novel Target until the date of delivery of the Opt-In Information to MERCK ("R&D COSTS"). If the Parties fail to enter into a Therapeutic Collaboration Product Agreement or a MERCK Product Agreement, then the total Opt-In Fee and R&D Costs shall be returned promptly to MERCK. If the Parties enter into a Therapeutic Collaboration Product Agreement or if the Parties enter into a MERCK Product Agreement, then MERCK: (1) shall cause the Opt-In Fee and the R&D Costs to be promptly released within [**] of the execution thereof from such escrow account and delivered to ALNYLAM, and (2) shall pay to ALNYLAM [**]percent ([**]%) of the FTE and out-of-pocket research costs incurred by ALNYLAM from the date of delivery of all Opt-In Information to MERCK until the effective date of the Therapeutic Collaboration Product Agreement or MERCK Product Agreement, as the case may be, within [**] of receiving such information from ALNYLAM.

2.14.3.3 THERAPEUTIC COLLABORATION PRODUCT AGREEMENT. After MERCK provides ALNYLAM with the applicable Opt-In Notice, the Parties shall negotiate in good faith a definitive agreement to co-develop and co-promote a Therapeutic Collaboration Product ("THERAPEUTIC COLLABORATION PRODUCT AGREEMENT"). The provisions of any Therapeutic Collaboration Product Agreement shall address the sharing of expenses and of net profits. Such Therapeutic Collaboration Product Agreement shall contain terms substantially similar to those set forth in Schedule 2.14.3.3. The Therapeutic Collaboration Product Agreement with respect to the first Therapeutic Collaboration Product that is entered into by the Parties shall be completed and executed within [**] of ALNYLAM's receipt of MERCK's Opt-In Notice ("INITIAL OPT-IN NEGOTIATION PERIOD"). The Parties may mutually agree to extend the Initial Opt-In Negotiation Period. Each additional Therapeutic Collaboration Product Agreement entered into by the Parties, subsequent to the first Therapeutic Collaboration Product Agreement between the Parties shall be completed and executed by the Parties within [**] of ALNYLAM's receipt of the relevant MERCK Opt-In Notice, unless otherwise agreed by the Parties ("SUBSEQUENT OPT-IN NEGOTIATION PERIODS") (the Initial and Subsequent Opt-In Negotiation Periods shall each be referred to as an "OPT-IN NEGOTIATION PERIOD" and collectively referred to as the "OPT-IN NEGOTIATION PERIODS").

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

           During each Opt-In Negotiation Period, the Parties shall establish an Interim Joint Development Committee, comprised of an equal number of representatives from MERCK and ALNYLAM, to monitor and advise on the development of the relevant Therapeutic Collaboration Product; provided, however, that ALNYLAM shall be responsible for continuing the development of the Therapeutic Collaboration Product, including filing the IND and initiating clinical trials, and ALNYLAM shall have final decision-making authority with respect thereto during the relevant Opt-In Negotiation Period and may proceed with continuing development of the Therapeutic Collaboration Product without requiring a decision of the Interim Joint Development Committee.

           The Parties shall act in good faith to reach reasonable commercial terms during the Opt-In Negotiation Periods. If the Parties do not enter into a Therapeutic Collaboration Product Agreement during any Opt-In Negotiation Period, then the unresolved issues shall be submitted to the President of MERCK Research Laboratories and the CEO of ALNYLAM for resolution. If such President and CEO cannot reach an agreement regarding the unresolved issues, then such issues shall be submitted to arbitration in accordance with Section 9.6.3.

2.14.3.3.1 ALNYLAM'S OPT-OUT RIGHT. With respect to each Therapeutic
           Collaboration Product, during the first [**] of any Initial Opt-In Negotiation Period or Subsequent Opt-In Negotiation Period, ALNYLAM shall have the right to "opt-out" of co-developing and co-promoting such Therapeutic Collaboration Product, in which case MERCK may proceed to develop and promote such Therapeutic Collaboration Product independently without ALNYLAM, subject to Sections 5.2.1(b) and 3.1.6 and the other terms and conditions of this Agreement and ALNYLAM shall: (a) immediately cease development of such Therapeutic Collaboration Product, (b) immediately return to MERCK all information (including Information), data and materials (including all MERCK intellectual property) relating to such Therapeutic Collaboration Product, (c) have no rights to the MERCK RNAi Novel Target against which such Therapeutic Collaboration Product is directed, (d) be prohibited from researching, developing or commercializing products, either alone or in collaboration with another party, directed at such MERCK RNAi Novel Target until the earlier of: (1) the Agreement has been terminated by ALNYLAM pursuant to Section 8.2.1(a), or (2) MERCK fails to use commercially reasonable efforts to develop such Therapeutic Collaboration Product directed at such MERCK RNAi Novel Target, or (3) [**] years following its notice to MERCK that it has elected to "opt-out" of the co-development and co-promotion of such Therapeutic Collaboration Product, provided, however, that nothing in this paragraph shall limit the rights granted to MERCK in Article 3.

2.15 PAYMENTS TO THIRD PARTIES RESULTING FROM SUBLICENSES. During the Collaboration Term, ALNYLAM and MERCK agree that it may be necessary or useful to enter into license agreements with a Third Party which provide technology, patentable or otherwise, which is necessary or useful for MERCK and/or ALNYLAM to perform its obligations under the Collaboration. Such Third Party license agreements shall not grant rights to any Third Party that conflict with the terms and conditions of this Agreement, including but not limited to Sections 2.11, 2.15 and 3.1.1, and shall be structured consistently with the Parties' obligations and rights hereunder. The costs of such Third Party license agreements shall be borne by the Party(ies) entering into the agreement and such agreements shall include confidentiality and non-use provisions which are no less stringent than those set forth in Section 4.1 of this Agreement. The Party entering into such Third Party license agreement shall use commercially reasonable efforts to obtain a right to sublicense to the other Party and its Affiliates any intellectual property licensed under or arising out of the Third Party license agreement for use in connection with the Collaboration and shall offer the other Party such a sublicense. In the event that either Party is obligated to make a payment (other than a royalty payment) to a Third Party under a license agreement with respect to the sublicense of rights to the other Party hereunder, the Party receiving the sublicense shall reimburse the other Party for such payments which are solely attributable to the grant of such sublicense. The Parties agree that this Section 2.15 shall not apply to any agreement entered into by either Party or its Affiliates prior to the Effective Date of this Agreement.

3.       LICENSES

3.1      LICENSE GRANTS.

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

3.1.1 ALNYLAM TARGET IDENTIFICATION AND TARGET VALIDATION PATENT RIGHTS, ALNYLAM RNAi PATENT RIGHTS AND ALNYLAM RNAi TECHNOLOGY. ALNYLAM hereby grants to MERCK a royalty-free license in the Territory, with a right to sublicense to its Affiliates, to the rights set forth below:

         (a) under ALNYLAM Target Identification and Target Validation RNAi Patent Rights, and

         (b) under ALNYLAM's interest in Joint Collaboration Patent Rights and Joint Collaboration Inventions, and

         (c)      under ALNYLAM Technology Collaboration Inventions, and

         (d)      to ALNYLAM RNAi Technology, and

         (e)      under ALNYLAM-Assigned Therapeutic Collaboration Inventions;

         which license: (1) shall include and be Co-exclusive for (a) through
         (e) that are Controlled by ALNYLAM or its Affiliates: (A) during the Technology Collaboration Term, and (B) with regard to Joint Collaboration Inventions and ALNYLAM Collaboration Inventions, during the one (1) year period following the termination or expiration of the Technology Collaboration Term, and (2) shall include and, to the extent not Co-exclusive under (1) (A), be non-exclusive for (a) through (e) that are owned and Controlled by ALNYLAM or its Affiliates during the fourth and fifth years following the Effective Date:

         (i) during the Collaboration Term to perform its obligations under the Collaboration; and

         (ii) during and after the Collaboration Term for the sole purpose of in vitro and/or in vivo target identification and/or target validation research relating to drug discovery and/or development activities of MERCK and/or its Affiliates, including in collaborations with Third Parties in which MERCK and/or its Affiliates has any rights to discoveries made;

         provided, however, that ALNYLAM shall retain the right, during and after the Collaboration Term, including the right to sublicense to its Affiliates (except as otherwise set forth in Section 3.1.8), to practice the ALNYLAM RNAi Patent Rights, ALNYLAM's interest in Joint Collaboration Patent Rights and under ALNYLAM Technology Collaboration Inventions and ALNYLAM RNAi Technology (excluding ALNYLAM Therapeutic Collaboration Inventions which are RNAi Therapeutic Products) for: (1) internal research purposes, including without limitation, in vitro and/or in vivo target identification and/or target validation research, and (2) in collaborations with Third Parties the primary purpose of which is the development of therapeutic products using RNA interference and, if RNAi Technology is developed therein for use in in vitro and/or in vivo target identification and/or target validation, then it may only be developed in the course of developing such therapeutic products.

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

         Notwithstanding the foregoing, ALNYLAM's retained rights during the Collaboration Term to practice any and all of such ALNYLAM Target Identification and Target Validation RNAi Patent Rights, ALNYLAM RNAi Patent Rights, ALNYLAM's interest in Joint Collaboration Patent Rights, ALNYLAM Technology Collaboration Inventions, and/or ALNYLAM RNAi Technology in collaboration with Third Parties shall not include the right to perform in vitro and/or in vivo target identification and/or target validation research for Third Parties unless such research is performed in the course of a Third Party collaboration permitted under subsection (2) of the preceding paragraph.

         Notwithstanding any other provisions of this Agreement, the license grant to MERCK under ALNYLAM-Assigned Collaboration Inventions shall be perpetual.

3.1.1.1 TERMINATION OF MERCK FTE SUPPORT. If MERCK ceases to provide the required FTEs commencing [**] after the Effective Date as provided in
         Section 2.2.1, then: (1) the license grants provided by ALNYLAM to MERCK under Section 3.1.1 shall become non-exclusive, and (2) if MERCK has not paid the Technology Collaboration Milestone, then the license grant provided by ALNYLAM to MERCK in Section 3.1.1 shall be modified as follows: the definitions of ALNYLAM RNAi Patent Rights, ALNYLAM RNAi Technology and ALNYLAM Technology Collaboration Inventions shall be modified to exclude intellectual property rights Controlled by ALNYLAM or its Affiliates which come into the Control of Alnylam or its Affiliates more than one (1) year after the date specified in MERCK's notice under Section 2.2.1 of this Agreement; provided, however, that, if MERCK pays the Technology Collaboration Milestone at any time after MERCK ceases to provide the required FTEs as set forth in the first sentence of this paragraph, then the definitions of ALNYLAM RNAi Patent Rights, ALNYLAM RNAi Technology and ALNYLAM Technology Collaboration Inventions shall be modified to only exclude intellectual property rights Controlled by ALNYLAM or its Affiliates which come into the Control of ALNYLAM or its Affiliates after the later of: (1) the earlier of: (a) the date upon which MERCK paid the Technology Collaboration Milestone, or (b) the date upon which a Technology Milestone Dispute relating to the Technology Collaboration Milestone which was paid by MERCK was submitted to arbitration pursuant to
         Section 9.7, or (2) [**] after the date specified in MERCK's notice under Section 2.2.1 of this Agreement, and ALNYLAM and its Affiliates shall immediately disclose and provide to MERCK all applicable intellectual property not previously disclosed, including ALNYLAM RNAi Patent Rights, ALNYLAM RNAi Technology, and ALNYLAM Technology Collaboration Inventions.

3.1.2 MERCK BROAD RNAi PATENT RIGHTS, MERCK BROAD RNAi TECHNOLOGY, MERCK PRODUCT-SPECIFIC RNAi PATENT RIGHTS AND MERCK PRODUCT-SPECIFIC RNAi TECHNOLOGY. MERCK hereby grants to ALNYLAM a non-exclusive, royalty-free license in the Territory with a right to sublicense its Affiliates (except as set forth in Section 3.1.8):

         (i) under MERCK Broad RNAi Patent Rights that are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term; MERCK-Assigned Therapeutic

                  Collaboration Inventions; MERCK's interest in Joint Collaboration Patent Rights; and MERCK Broad RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term, during the Collaboration Term solely to perform its obligations under the Collaboration; and

         (ii) under MERCK Product-Specific RNAi Patent Rights that are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term, MERCK Product-Specific RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term, and MERCK's interest in Joint Therapeutic Collaboration Patent Rights, during the Therapeutic Collaboration Term solely to perform its obligations under the Therapeutic Collaboration with regard to a specific RNAi Therapeutic Product within the Therapeutic Collaboration; and

         (iii) under MERCK Broad RNAi Patent Rights that are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term, MERCK Broad RNAi Technology that is Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries as of the Effective Date and/or during the first [**] years of the Collaboration Term, MERCK's interest in Joint Collaboration Patent Rights, and MERCK-Assigned Therapeutic Collaboration Inventions, during and after the Collaboration Term for the sole purpose of research (including, without limitation, for internal in vitro and/or in vivo target validation and/or target identification research), development, manufacture, use, import or sale of therapeutic products based on RNA interference by ALNYLAM, its Affiliates, or its Third Party collaborators.

         For the avoidance of doubt, it is acknowledged that, with regard to research and development activities under Sections 3.1.2(i)-(iii), such license grant shall apply only to research and development activities using RNA interference.

         ALNYLAM's license under MERCK-Assigned Therapeutic Collaboration Inventions shall be perpetual.

         The Parties agree that neither ALNYLAM nor its Affiliates have the right to sublicense any MERCK intellectual property, including MERCK RNAi Patent Rights, MERCK's interest in Joint Collaboration Patent Rights, and/or MERCK RNAi Technology to any Third Party other than as provided in Section 3.1.5. The Parties further agree that neither ALNYLAM nor its Affiliates have the right to provide any Third Party with MERCK RNAi Technology, MERCK RNAi Patent Rights, or MERCK's interest in Joint Collaboration Patent Rights as part of a research collaboration unless the primary purpose of such collaboration is the development of therapeutic products using RNA interference and, if RNAi Technology is developed therein for use in in vitro and/or in vivo target identification and/or target validation, then it may only be developed in the course of developing such therapeutic products; provided, further that, under no circumstance other than pursuant to
         Section 3.1.5(a) or an ALNYLAM Product

         Agreement, shall ALNYLAM or its Affiliates provide any Third Party with MERCK Product-Specific RNAi Technology or MERCK Product-Specific RNAi Patent Rights.

3.1.3 MERCK RNAi NOVEL TARGET IP. MERCK hereby grants ALNYLAM a worldwide, royalty-free, Co-exclusive license, with the right to sublicense its Affiliates (except as otherwise set forth in Section 3.1.8), to MERCK RNAi Novel Target IP Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries solely to perform its obligations under the Therapeutic Collaboration during the Therapeutic Collaboration Term (for the avoidance of doubt, it is acknowledged that, with regard to research and development activities, such license grant shall apply only to research and development activities using RNA interference).

3.1.4 MERCK AND ALNYLAM CO-DEVELOP AND CO-COMMERCIALIZE A THERAPEUTIC COLLABORATION PRODUCT. If MERCK exercises its Opt-In Right pursuant to
         Section 2.14.3 and the Parties enter into a Therapeutic Collaboration Product Agreement for a specific Therapeutic Collaboration Product, then, as part of the Therapeutic Collaboration Product Agreement:

         (a) ALNYLAM will grant to MERCK a worldwide, royalty-free, Co-exclusive license, sublicensable to its Affiliates, to any and all ALNYLAM RNAi Technology, ALNYLAM Collaboration Inventions, ALNYLAM Therapeutic Collaboration IP, and ALNYLAM RNAi Patent Rights, solely to perform its obligations under the Therapeutic Collaboration Product Agreement to develop and commercialize such Therapeutic Collaboration Product; and

         (b) MERCK will grant to ALNYLAM a worldwide, royalty-free, Co-exclusive license, sublicenseable to its Affiliates (except as otherwise set forth in Section 3.1.8), to any and all MERCK RNAi Technology, MERCK RNAi Patent Rights, MERCK Collaboration Inventions and MERCK RNAi Novel Target IP which are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries, solely to perform its obligations under the Therapeutic Collaboration Product Agreement to develop and commercialize such Therapeutic Collaboration Product (for the avoidance of doubt, it is acknowledged that, with regard to research and development activities, such license grant shall apply only to research and development activities using RNA interference).

3.1.5 ALNYLAM DEVELOPS THERAPEUTIC COLLABORATION PRODUCT WITHOUT MERCK. If MERCK elects, pursuant to Section 2.14.3, not to opt-in on development and commercialization of a specific Therapeutic Collaboration Product with ALNYLAM or if the relevant Opt-In Negotiation Periods expire without any action taken by MERCK, then:

         (a) MERCK will grant to ALNYLAM a worldwide, royalty-bearing, exclusive license, with the right to sublicense, to any and all MERCK Product-Specific RNAi Technology, MERCK Broad RNAi Technology, MERCK RNAi Novel Target IP, MERCK Product-Specific RNAi Patent Rights and MERCK Broad RNAi Patent Rights which are Controlled by MERCK or ROSETTA or their wholly-owned subsidiaries and MERCK's interest in Joint Collaboration Patent Rights which are applicable to the specific Therapeutic Collaboration Product solely to research, develop, manufacture, use, import, sell and commercialize such Therapeutic Collaboration Product (for the avoidance of doubt, it is acknowledged that such license grant shall apply only to such Therapeutic Collaboration Product and shall not apply to any other product, and shall apply only to research and development activities using RNA interference); and

         (b) ALNYLAM shall pay MERCK the royalties as provided in Section 5.2.1(a); and

         (c) The Parties shall enter into an agreement with respect to such license and royalties and patent ownership, patent prosecution, patent enforcement and such other matters as the Parties may agree upon (an "ALNYLAM PRODUCT AGREEMENT"). Such agreement will contain the terms set forth in Sections 3.1.5(a), 5.2.1(a), 5.2.1(c) and 5.2.2 through 5.5 and will be negotiated in the manner set forth in the last paragraph of
                  Section 2.14.3.3, with unresolved issues resolved as set forth therein.

3.1.6 MERCK DEVELOPS A THERAPEUTIC COLLABORATION PRODUCT WITHOUT ALNYLAM. If MERCK elects, pursuant to Section 2.14.3, to opt-in on development and commercialization of a specific Therapeutic Collaboration Product but ALNYLAM "opts-out" of developing and commercializing such Therapeutic Collaboration Product with MERCK pursuant to Section 2.14.3.3.1, then with respect to each such Therapeutic Collaboration Product:

         (a) ALNYLAM will grant to MERCK a worldwide, royalty-bearing, exclusive license, with the right to sublicense, to any and all ALNYLAM RNAi Technology, ALNYLAM Collaboration Inventions, ALNYLAM Therapeutic Collaboration IP, ALNYLAM RNAi Patents and ALNYLAM's interest in Joint Collaboration Patent Rights which are applicable to the Therapeutic Collaboration Product solely to research, develop, manufacture, use, import, sell and commercialize such Therapeutic Collaboration Product (for the avoidance of doubt, it is acknowledged that such license shall apply only to such Therapeutic Collaboration Product and shall not apply to any other product);

         (b) MERCK shall pay ALNYLAM the royalties as provided in Section 5.2.1(b); and

         (c) The Parties will enter into an agreement with respect to such license and royalties and patent ownership, patent prosecution, patent enforcement and such other matters as the Parties may agree upon (a "MERCK PRODUCT AGREEMENT"). Such agreement will contain the terms set forth in Sections 3.1.6(a), 5.2.1(b), 5.2.1(c) and 5.2.2 through 5.5 and will be negotiated in the manner set forth in the last paragraph of
                  Section 2.14.3.3, with unresolved issues resolved as set forth therein.

3.1.7 JOINT COLLABORATION INVENTIONS. Each Party shall have the right to practice and to license to Third Parties any Joint Collaboration Inventions except to the extent either has Co-exclusive or exclusive rights hereunder, and/or under a Therapeutic Collaboration Product Agreement, an ALNYLAM Product Agreement or a MERCK Product

         Agreement; provided, however, that ALNYLAM does not have the right to license to Third Parties or to any Affiliate excluded under Section
         3.1.8 any Joint Collaboration Invention for the purpose of target identification and/or target validation research except in a collaboration with Third Parties in which the primary purpose of such collaboration is the development of therapeutic products using RNA interference and, if RNAi Technology is developed therein for use in in vitro and/or in vivo target identification and/or target validation, then it may only be developed in the course of developing such therapeutic products.

3.1.8 ALNYLAM AFFILIATE RESTRICTIONS. For purposes of subsections 3.1.1 (but not 3.1.1.1), 3.1.2, 3.1.3, 3.1.4 and 3.1.7, where noted, the term
         "Affiliate" with respect to ALNYLAM shall not include any corporation or business entity of which any of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by ALNYLAM and of which [**] percent ([**]%) or more of the securities or other ownership interests representing the equity or voting stock or general partnership interest are owned, controlled or held by a pharmaceutical company, a biotechnology company, or a group of such companies acting in concert, having annual sales revenues in the aggregate amount of [**] U.S. dollars ($[**]) or by any investment entity affiliated with any such pharmaceutical or biotechnology company.

4.       CONFIDENTIALITY AND PUBLICATION

4.1 NONDISCLOSURE OBLIGATION. All Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to a non-Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such
         Information:

         (a) is known by receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party's business records;

         (b)      is properly in the public domain;

         (c) is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party;

         (d) is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party's business records;

         (e) is deemed necessary by a Party to be disclosed to Related Parties, agents, consultants, and/or other Third Parties for any and all purposes such Party and its Affiliates deem necessary or advisable in the ordinary course of business in accordance with this Agreement on the condition that such Third Parties agree to be bound by the confidentiality and non-use obligations contained this Agreement; provided the term of confidentiality for such Third Parties shall be no less than seven (7) years.

         Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving party.

         Notwithstanding the obligations of confidentiality and non-use set forth above, a receiving Party may provide Information disclosed to it to (a) governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market Therapeutic Collaboration Products; provided, that, such disclosure shall be subject to the prior written consent of the Party whose Information is intended to be disclosed (which consent shall not be unreasonably withheld), and such Information shall be disclosed only to the extent reasonably necessary to obtain patents or authorizations,
         (b) governmental or other regulatory agencies to the extent required by law or by the requirements of any nationally-recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded, (c) any actual or prospective investors, lenders and other financing sources, provided, however, that neither the Party nor its Affiliates shall disclose the work plan or any portion thereof to such persons or entities, and (d) actual or prospective collaborators or strategic partners who are obligated to keep such information confidential; provided, however, that the Party and/or its Affiliates shall only disclose to actual or prospective collaborators and strategic partners the general subject matter of this Agreement, the licenses granted hereunder, the exclusivity provision set forth in Section 2.11, the provisions of
         Article 4 and the patent provisions as set forth in Article 7.

         If a Party is required by judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this Section 4.1 or Section 4.2, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 4.1 and Section 4.2, and the Party disclosing Information pursuant to law or court order shall take all steps reasonably practical, including without limitation seeking an order of confidentiality, to ensure the continued confidential treatment of such Information.

4.2 PUBLICATION. MERCK and ALNYLAM each acknowledge the other Party's interest in publishing the results of its research in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to Section 4.1, either Party, its employees or consultants wishing to make a publication, or a disclosure to a Third Party relating to the Collaboration, shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least thirty (30) days prior to submission for publication or presentation. The reviewing Party shall have the right
         (a) to propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons, or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of sixty (60) days to enable patent applications protecting each Party's rights in such information to be filed in accordance with Article 7 below. Upon expiration of such sixty (60) days, the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party requests modifications to the publication or presentation, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

4.3 PUBLICITY/USE OF NAMES. No disclosure of the existence of, or the terms of, this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law or expressly permitted by the terms hereof.

         Notwithstanding the foregoing, within five (5) business days following the execution of this Agreement by both Parties, the Parties shall agree in writing upon a press release and ALNYLAM may thereafter issue such press release publicizing the Collaboration. Upon MERCK's prior written agreement as to the text of the release, which agreement shall be executed within ten (10) business days of MERCK's receipt of such press release and shall not be unreasonably withheld, ALNYLAM may also issue a press release announcing the achievement of the Technology Collaboration Milestone. Once any press release or any other written statement is approved in writing by both Parties, either Party may make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party.

5.       PAYMENTS; ROYALTIES AND REPORTS

5.1      PAYMENTS.

5.1.1 SIGNATURE PAYMENT. Within twenty (20) days of the Effective Date, MERCK shall pay ALNYLAM HOLDING Two Million Dollars ($2,000,000.00).

5.1.2 MAINTENANCE FEE. MERCK shall pay ALNYLAM HOLDING a maintenance fee of [**] Dollars ($[**]) per annum for a period of [**] years upon the terms and conditions contained herein. The first installment of [**] Dollars ($[**]) shall be payable within [**] of the Effective Date and the second installment of [**] Dollars ($[**]) shall be payable within [**] of the Effective Date.

5.1.3 EQUITY INVESTMENT. Upon the terms and conditions set forth in the Stock Purchase Agreement between the Parties and dated as of the Effective Date (the "STOCK PURCHASE AGREEMENT"), MERCK shall purchase Five Million Dollars ($5,000,000.00) of ALNYLAM HOLDING Series C Convertible Preferred Stock at the purchase price per share set forth in the Stock Purchase Agreement.

5.1.4 MILESTONE PAYMENTS. Subject to the terms and conditions of this Agreement, MERCK shall pay to ALNYLAM HOLDING a milestone payment of [**] Dollars ($[**]), and shall purchase [**] Dollars ($[**]) of ALNYLAM HOLDING Series C Convertible Preferred Stock upon the terms and conditions set forth in the Stock Purchase Agreement upon ALNYLAM's achievement of the Technology Collaboration Milestone.

         ALNYLAM shall notify the JSC and shall prepare and deliver a data package for presentation to the JSC when ALNYLAM determines that it has achieved the Technology Collaboration Milestone. Within fifteen (15) business days following receipt of such data package, the JSC shall convene to review the data package and determine whether the data is sufficient to conclude that the Technology Collaboration Milestone has been achieved. If the JSC determines that there is not sufficient data to support the conclusion that the Technology Collaboration Milestone has been achieved, the JSC shall provide written notice to ALNYLAM of same, which notice shall specify all additional data that the JSC determines in good faith is necessary to make the data package sufficient to conclude that the Technology Collaboration Milestone has been achieved. Thereafter, ALNYLAM shall either submit the additional data to the JSC or notify the JSC that the sufficiency of the data is in dispute. Any additional data provided by ALNYLAM at the JSC's request shall be reviewed by the JSC within ten (10) business days following the JSC's receipt thereof.

         If the JSC determines there is sufficient data to support the conclusion that the Technology Collaboration Milestone has been achieved, the MERCK members of the JSC shall have thirty (30) days to conduct an internal review of the data package with MERCK's management and promptly thereafter and in any event no later than ten (10) business days following the expiration of MERCK's internal review period, the JSC shall determine whether the Technology Collaboration Milestone has been achieved. If the JSC determines that the Technology Milestone has been achieved, then MERCK shall make the milestone payment and purchase the Series C Convertible Preferred Stock as set forth in this Section 5.1.4 within ten (10) business days of such determination. If MERCK or ALNYLAM disputes the sufficiency of the data presented to the JSC or the determination of the JSC as to whether the Technology Collaboration Milestone has been achieved or the JSC fails, or the MERCK members of the JSC fail, to take action within the time periods above, then the Parties shall be deemed to have a Technology Milestone Dispute (the "TECHNOLOGY MILESTONE DISPUTE") which shall be resolved as follows: In the event of a Technology Milestone Dispute, the Parties agree that such Technology Milestone Dispute shall be submitted to the President of MERCK Research Laboratories and the CEO of ALNYLAM for resolution. If such President and CEO cannot reach an agreement regarding the Technology Milestone Dispute within thirty (30) days, then it shall be submitted to arbitration by either Party pursuant to Section 9.7 of this Agreement. The milestone payments shall be payable only upon the initial achievement of the Technology Collaboration Milestone and no amounts shall be due hereunder for subsequent or repeated achievement of such milestone.

5.1.5 USE OF PROCEEDS. ALNYLAM shall use all payments received from MERCK pursuant to this Section 5.1 solely for the purpose of funding its proposed business operations, including the subject matter of this Agreement, which focus on RNAi Technology and development of drugs based on RNA interference. Such payments are not creditable against any future payments by MERCK to ALNYLAM.

5.2      ROYALTIES.

5.2.1 ROYALTIES PAYABLE BY THE PARTIES. Subject to the terms and conditions of this Agreement, the royalty-paying Party shall pay to the royalty-receiving Party the following royalties on a country-by-country basis for Net Sales of each Therapeutic Collaboration Product by the royalty-paying Party or its Related Parties pursuant to the provisions of Section 5.2.1(c):

         (a) ALNYLAM DEVELOPS A THERAPEUTIC COLLABORATION PRODUCT WITHOUT MERCK. If MERCK elects, pursuant to Section 2.14.3, not to opt-in on development and commercialization of a Therapeutic Collaboration Product with ALNYLAM or the relevant Opt-In Negotiation Period expires, then (1) in the event that the MERCK Non-Druggable Target against which the Therapeutic Collaboration Product is directed satisfies clause (a) of the definition of MERCK Non-Druggable Target and MERCK has the belief set forth in clause (b) of such definition, then ALNYLAM shall pay MERCK the following royalty rates with respect to such Therapeutic Collaboration Product and (2) in the event that such MERCK Non-Druggable Target satisfies clause (a) of the definition, but MERCK does not have the belief set forth in clause (b) of such definition, then ALNYLAM shall pay MERCK one-half of the applicable royalty rate set forth below with respect to such Therapeutic Collaboration Product:

  Annual Net Sales of Therapeutic
       Collaboration Product                           Royalty on Annual Net Sales
       ---------------------                           ---------------------------
Portion of Annual Net Sales < or = $[**]                           [**]%

Portion of Annual Net Sales > $[**]                                [**]%

Portion of Annual Net Sales > $[**]                                [**]%

Portion of Annual Net Sales > $[**]                                [**]%

         (b) MERCK DEVELOPS A THERAPEUTIC COLLABORATION PRODUCT WITHOUT ALNYLAM. If MERCK elects pursuant to Section 2.14.3, to opt-in on development and commercialization of a Therapeutic Collaboration Product but ALNYLAM opts-out of development and commercialization of such Therapeutic Collaboration Product with MERCK, then MERCK shall pay ALNYLAM the following royalty rates with respect to such Therapeutic Collaboration Product:

  Annual Net Sales of Therapeutic
       Collaboration Product                            Royalty on Annual Net Sales
       ---------------------                            ---------------------------
Portion of Annual Net Sales < or = $[**]                            [**]%

Portion of Annual Net Sales > $[**]                                 [**]%

Portion of Annual Net Sales > $[**]                                 [**]%

Portion of Annual Net Sales > $[**]                                 [**]%

         (c) GENERAL TERMS. Royalties on each Therapeutic Collaboration Product at the rates set forth in Section 5.2.1(a) and (b) shall be effective as of the date of First Commercial Sale of such Therapeutic Collaboration Product in a country and shall continue until the later of (i) the expiration of the last Valid Patent Claim covering the manufacture, use, sale or import of the Therapeutic Collaboration Product in the country of sale, or (ii) the tenth (10th) anniversary of the First Commercial Sale in such country, subject to the following conditions:

                  (x) that only one royalty shall be due with respect to the same unit of Therapeutic Collaboration Product;

                  (y) that no royalties shall be due upon the sale or other transfer among a Party or its Related Parties, but in such cases the royalty shall be due and calculated upon the Party's or its Related Party's Net Sales to the first independent Third Party; and

                  (z) no royalties shall accrue on the disposition of Therapeutic Collaboration Product in reasonable quantities by a Party or its Related Parties as samples (promotion or otherwise) or as donations (for example, to non-profit institutions or government agencies for a non-commercial purpose).

5.2.2 ROYALTY PAYABLE UNDER MANAGED PHARMACEUTICAL CONTRACT. It is understood by the Parties that a Party may sell Therapeutic Collaboration Product to an independent Third Party (such as a retailer or wholesaler) and may subsequently perform services relating to a Therapeutic Collaboration Product and other products under a managed pharmaceutical benefits contract or other similar contract. In such cases, it is agreed by the Parties that Net Sales shall be based on the average invoice price at which similar quantities of such Therapeutic Collaboration Product are sold in the country in question to Third Parties without providing such services.

5.2.3 CHANGE IN SALES PRACTICES. The Parties acknowledge that during the term of this Agreement, the royalty-paying Party's sales practices for the marketing and distribution of Therapeutic Collaboration Product may change to the extent to which the calculation of the payment for royalties on Net Sales may become impractical or even impossible. In such event the Parties agree to meet and discuss in good faith new ways of compensating the royalty-receiving Party to the extent currently contemplated under Section 5.2.1.

5.2.4 COMPULSORY LICENSES. If a compulsory license is granted to a Third Party with respect to a Therapeutic Collaboration Product in any country in the Territory with a royalty rate lower than the applicable royalty rate set forth in Section 5.2.1, then the royalty rate to be paid by the royalty-paying Party on Net Sales in that country under
         Section 5.2.1 shall be reduced to the rate paid by the compulsory licensee.

5.2.5 THIRD PARTY LICENSES. In the event the sale by one Party or its Related Parties of a Therapeutic Collaboration Product results in an obligation of the other Party to pay royalties or milestones to a Third Party under a license that is sublicensed hereunder, then the selling Party shall reimburse the other Party for such royalty or milestone. In the event that (i) a Party is required to reimburse the other pursuant to the preceding sentence, or (ii) one or more patent licenses (other than patent licenses for delivery devices, delivery systems, formulations, excipients and product components other than the active pharmaceutical ingredients), from Third Parties are required by MERCK or its Related Parties or ALNYLAM or its Related Parties in order to make, have made, use, offer to sell, sell or import a Therapeutic Collaboration Product (hereinafter "THIRD PARTY PATENT LICENSES"), [**]percent ([**]%) of the consideration: (1) required to be reimbursed pursuant to the first sentence of this section or actually paid under such Third Party Patent Licenses by MERCK or its Related Parties or ALNYLAM or its Related Parties for sale of such Therapeutic Collaboration Product in a country, or (2) by a Party pursuant to the last sentence of Section
         2.14.3.1 of this Agreement, for a Calendar Quarter shall be creditable against the royalty payments due the royalty-receiving Party by the royalty-paying Party with respect to the sale of such Therapeutic Collaboration Products in such country in such Calendar Quarter; provided, however, that in no event shall the royalties owed by the royalty-paying Party to the royalty-receiving Party for such Calendar Quarter in such country be reduced by more than [**] percent ([**]%).

5.2.6 REPORTS; PAYMENT OF ROYALTY. During the term of the Agreement following the First Commercial Sale of each Therapeutic Collaboration Product, the royalty-paying Party shall furnish to the royalty-receiving Party a quarterly written report for the Calendar Quarter showing the quantity of each Therapeutic Collaboration Product sold in each country (as measured in grams of active pharmaceutical ingredient), the gross sales of such Therapeutic Collaboration Product in each country, total deductions for such Therapeutic Collaboration Product for each country permitted by Section 1.63, the Net Sales in each country of such Therapeutic Collaboration Product subject to royalty payments sold by the royalty-paying Party or its Related Parties in the Territory during the reporting period and the royalties payable under this Agreement. Reports shall be due on the forty-fifth (45th) day following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. The royalty-paying Party shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

5.3      AUDITS.

         (a) Upon the written request of the royalty-receiving Party and not more than once in each Calendar Year, the royalty-paying Party and/or its Related Parties shall permit an independent certified public accounting firm of nationally-recognized standing selected by the royalty-receiving Party and reasonably acceptable to the royalty-paying Party, at the royalty-receiving Party's expense except as set forth below, to have access during normal business hours to such of the records of the royalty-paying Party as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than thirty-six (36) months prior to the date of such request. The accounting firm shall disclose to the royalty-receiving Party only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to the royalty-receiving Party.

         (b) If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy within twenty (20) days of the date the royalty-receiving Party delivers to the royalty-paying Party such accounting firm's written report so concluding, or as otherwise agreed by the Parties in writing. Such written report shall be binding upon the Parties. The fees charged by such accounting firm shall be paid by the royalty-receiving Party, unless such discrepancy represents an underpayment of the lesser of one million U.S. dollars ($1,000,000) or five percent (5%) of the total amounts due hereunder, in which case such fees shall be paid by the royalty-paying Party.

         (c) The royalty-paying Party shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to the royalty-paying Party, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by the royalty-receiving Party's independent accountant to the same extent required of the royalty-paying Party under this Agreement. Upon the expiration of thirty-six (36) months following the end of any year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon the royalty-receiving Party, and the royalty-paying Party and its sublicensees shall be released from any further liability or accountability with respect to royalties for such year.

         (d) Unless an audit for such year has been commenced upon the expiration of thirty-six (36) months following the end of any year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon both the royalty-receiving Party and the royalty-paying Party, and the royalty-paying Party and its Related Parties shall be released from any further liability or accountability with respect to royalties for such year.

         (e) The royalty-receiving Party shall treat all financial information subject to review under this Section 5.3 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the royalty-paying Party and/or its Related Parties obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

5.4 PAYMENT EXCHANGE RATE. All payments to be made under this Agreement shall be made in United States dollars and may be paid by check made to the order of the receiving Party or bank wire transfer in immediately available funds to such bank account in the United States designated in writing by the receiving Party from time to time. In the case of sales outside the United States (i) by MERCK and its Related Parties, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due shall be made at the rate of exchange utilized by MERCK in its worldwide accounting system, prevailing on the third to the last business day of the month preceding the month in which such sales are recorded, and (ii) by ALNYLAM and its Related Parties, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due shall be made at the prevailing commercial rate of exchange for purchasing dollars with such foreign currency as published in the Wall Street Journal for the close of the last business day of the calendar quarter for which the relevant royalty payment is to be made by ALNYLAM.

5.5 INCOME TAX WITHHOLDING. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this Article 5, the paying Party shall make such withholding payments as required and subtract such withholding payments from the payments set forth in this Article 5. The paying Party shall submit appropriate proof of payment of the withholding taxes to the receiving Party within a reasonable period of time. At the request of the receiving Party, the royalty-paying Party shall, at its cost, give the royalty-receiving Party such reasonable assistance, which shall include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable the royalty-receiving Party to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and shall upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.

6.       REPRESENTATIONS AND WARRANTIES

6.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party that as of the Effective Date of this
         Agreement:

         (a) It is duly-organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.

         (b) It is duly-authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly-authorized to do so by all requisite corporate action.

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

         (c) This Agreement is legally binding upon it, enforceable in accordance with its terms. Except as set forth in Section 6.1(c) of Schedule 6 to this Agreement, the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.

         (d) Except as set forth in Section 6.1(d) of Schedule 6 to this Agreement, It has not, and will not during the term of this Agreement, grant any right to any Third Party which would conflict with the rights granted to the other Party hereunder. It has (or will have at the time performance is due) maintained and will maintain and keep in full force and effect all agreements (including license agreements) and filings (including patent filings) necessary to perform its obligations hereunder.

6.2 ALNYLAM REPRESENTATIONS AND WARRANTIES. ALNYLAM represents and warrants to MERCK that as of the Effective Date of this Agreement:

         (a) To the best of ALNYLAM's knowledge, the ALNYLAM RNAi Patent Rights and ALNYLAM RNAi Technology exist and are not invalid or unenforceable, in whole or in part;

         (b) Except as set forth in Section 6.2(b) of Schedule 6 to this Agreement, it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the ALNYLAM RNAi Patent Rights or the ALNYLAM RNAi Technology in a manner that conflicts with any rights granted to MERCK hereunder; and

         (c) Except as set forth in Section 6.2(c) of Schedule 6, there are no claims, judgments or settlements against or owed by ALNYLAM or pending or threatened claims or litigation relating to the ALNYLAM RNAi Patent Rights or the ALNYLAM RNAi Technology.

6.3 MERCK REPRESENTATIONS AND WARRANTIES. MERCK represents and warrants to ALNYLAM that as of the Effective Date of this Agreement:

         (a) to the best of MERCK's knowledge, the MERCK RNAi Patent Rights and the patent rights within the MERCK RNAi Novel Target IP and MERCK RNAi Technology exist and are not invalid or unenforceable, in whole or in part;

         (b) it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the MERCK RNAi Patent Rights, MERCK Novel Target IP or the MERCK RNAi Technology in a manner that conflicts with the rights granted to ALNYLAM hereunder; and

         (c) there are no claims, judgments or settlements against or owed by MERCK or pending or threatened claims or litigation relating to the MERCK RNAi Patent Rights, MERCK RNAi Novel Target IP or the MERCK RNAi Technology.

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

6.4 ASSIGNMENT BY INVENTORS. ALNYLAM shall cause and ensure that each and every ALNYLAM employee, agent or representative, including consultants and scientific advisors, working on the Collaboration has assigned or will assign to ALNYLAM his/her rights to Inventions. MERCK shall cause and ensure that each and every MERCK employee, agent or representative, including consultants and scientific advisors, working on the Collaboration has assigned or will assign to MERCK his/her rights to Inventions.

6.5      INDEMNIFICATION.

         (a) MERCK shall indemnify, hold harmless, and defend ALNYLAM, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys' fees) arising out of or resulting from the exercise of any rights, under this Agreement by MERCK, its Affiliates and their respective sublicensees. This indemnification shall include, but is not limited to, any and all claims alleging product liability in connection with Therapeutic Collaboration Products. This indemnification excludes claims against ALNYLAM by any Third Party for infringement of such Third Party's intellectual property rights resulting from MERCK's exercise in accordance with the terms of this Agreement of any intellectual property rights granted by ALNYLAM hereunder. Furthermore, MERCK shall have no obligation to indemnify ALNYLAM to the extent that the claim, suit, loss, liability, damage, cost, fee or expense arises out of or results from the negligence, willful misconduct or breach of the terms of this Agreement of or by ALNYLAM, its Affiliates, or their directors, officers, employees, consultants, scientific advisors or agents.

         (b) ALNYLAM shall indemnify, hold harmless, and defend MERCK, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys' fees) arising out of or resulting from the exercise of any rights under this Agreement by ALNYLAM, its Affiliates and their respective sublicensees. This indemnification shall include, but is not limited to, any and all claims alleging product liability in connection with Therapeutic Collaboration Products. This indemnification excludes claims against MERCK by any Third Party for infringement of such Third Party's intellectual property rights resulting from ALNYLAM's exercise in accordance with the terms of this Agreement of any intellectual property rights granted by MERCK hereunder. Furthermore, ALNYLAM shall have no obligation to indemnify MERCK to the extent that the claim, suit, loss, liability, damage, cost, fee or expense arises out of or results from the negligence, willful misconduct or breach of the terms of this Agreement of or by MERCK, its Affiliates, or their directors, officers, employees, consultants, scientific advisors or agents.

7.       PATENT PROVISIONS

7.1 FILING, PROSECUTION AND MAINTENANCE OF PATENTS. Except as otherwise provided in Schedule 2.14.3.3, the Parties agree that:

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

         (a) ALNYLAM or RIBOPHARMA has the sole responsibility, to, at ALNYLAM's or RIBOPHARMA's discretion, file, conduct ex parte and inter partes prosecution and maintain in the Territory, the ALNYLAM RNAi Patent Rights owned by ALNYLAM or licensed by RIBOPHARMA to ALNYLAM and licensed to MERCK under this Agreement; and

         (b) MERCK has the sole responsibility, to, at its discretion, file, conduct ex parte and inter partes prosecution and maintain in the Territory the MERCK RNAi Patent Rights and the patent rights contained in the MERCK RNAi Novel Target IP licensed to ALNYLAM under this Agreement.

         provided, however, that, with respect to Joint Collaboration Inventions, ALNYLAM shall have the first right to file, conduct ex parte and inter partes prosecution and maintain patent applications and patents for such Joint Collaboration Inventions. With respect to Joint Collaboration Inventions, ALNYLAM may elect not to file, conduct ex parte and inter partes prosecution and/or maintain patent applications and patents and, if so, MERCK, and/or a law firm acting on its behalf, shall have the right to file, conduct ex parte and inter partes prosecution and maintain/or patent applications and patents, as applicable.

         In each case above, with respect to Joint Collaboration Inventions, (a) the filing Party shall: (i) give the non-filing Party an opportunity to review the text of the applications, (ii) consult with the non-filing Party with respect thereto and give good faith consideration to the requests and suggestions of the non-filing Party with respect to the filing thereof, (iii) supply the non-filing Party with a copy of the application as filed, together with notice of its filing date and serial number, and (iv) shall keep the other Party advised on at least a quarterly basis of the status of the actual and prospective patent filings; and (b) the prosecuting Party shall give the non-prosecuting Party copies of all correspondence from and to the U.S. and all other patent offices related to the prosecution of patents or patent applications covering such Joint Collaboration Inventions and give good faith consideration to the requests and suggestions of the non-prosecuting Party with respect to the prosecution thereof.

         ALNYLAM shall promptly give notice to MERCK of the grant, lapse, revocation, surrender, invalidation or abandonment of any ALNYLAM RNAi Patent Rights licensed to MERCK.

         MERCK shall promptly give notice to ALNYLAM of the grant, lapse, revocation, surrender, invalidation or abandonment of any MERCK RNAi Patent Rights and patent rights contained in MERCK RNAi Novel Target IP licensed to ALNYLAM.

         With respect to all filings, ex parte and inter partes prosecution and maintenance hereunder (including, without limitation, any interference, opposition, reexamination or reissue proceeding), the filing, prosecuting or maintaining Party shall be responsible for payment of all costs and expenses related to such filings, prosecution or maintenance; provided, however, that, with respect to Joint Technology Collaboration Inventions, the Parties shall equally share all costs and expenses related to such filings, prosecution or maintenance. With respect to patent applications or patents for Joint Collaboration Inventions, if the Party which files, begins ex parte or inter partes prosecution or maintenance, elects to abandon or otherwise cease filing, ex parte or inter partes prosecution or maintenance, and the other Party elects to continue, then the continuing Party shall bear all expenses from the time it takes over the filing, ex parte or inter partes prosecution or maintenance.

7.2 INTERFERENCE, OPPOSITION, REEXAMINATION AND REISSUE. Except as otherwise provided in Schedule 2.14.3.3, the Parties agree that:

         (a) ALNYLAM shall, within ten (10) days of learning of such event, inform MERCK of any request for, or filing or declaration of, any interference, opposition or reexamination or reissue relating to ALNYLAM RNAi Patent Rights.

         (b) MERCK shall, within ten (10) days of learning of such event, inform ALNYLAM of any request for, or filing or declaration of, any interference, opposition, or reexamination or reissue relating to MERCK RNAi Patent Rights and patent rights contained in MERCK RNAi Novel Target IP.

         (c) In connection with any interference with a Third Party patent or patent application, opposition by a Third Party and not on behalf of the other Party, reissue, or reexamination proceeding (other than one instituted by the other Party) relating to ALNYLAM RNAi Patent Rights, MERCK RNAi Patent Rights, MERCK RNAi Novel Target IP, or Joint Collaboration Patent Rights, MERCK and ALNYLAM shall cooperate fully and shall provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other Party informed of developments in any such action or proceeding to the extent permissible by law and to the extent allowed by a written agreement with a Third Party under which a Party has obtained rights to the applicable patent rights.

7.3      ENFORCEMENT AND DEFENSE.

         (a)      ALNYLAM shall give MERCK notice of: (i) any infringement of
                  (x) Joint Collaboration Patent Rights relating to in vitro and/or in vivo target validation and/or target identification; and/or (y) ALNYLAM RNAi Patent Rights relating to in vitro and/or in vivo target validation and/or target identification that are (A) Controlled by ALNYLAM or its Affiliates and (B) licensed co-exclusively or exclusively hereunder to MERCK by ALNYLAM, and/or (ii) any misappropriation or misuse of ALNYLAM RNAi Technology relating to in vitro and/or in vivo target validation and/or target identification that is (A) Controlled by ALNYLAM or its Affiliates and (B) licensed co-exclusively or exclusively hereunder to MERCK by ALNYLAM, that may come to ALNYLAM's attention. MERCK and ALNYLAM shall thereafter consult and cooperate fully to determine a course of action, including, but not limited to, the commencement of legal action by either or both MERCK and/or ALNYLAM, to terminate any infringement of such ALNYLAM RNAi Patent Rights or such Joint Collaboration Patent Rights or any misappropriation or misuse of such ALNYLAM RNAi Technology. However, ALNYLAM, upon prompt written notice to MERCK, shall have the first right to initiate and prosecute such legal action at its own expense and in the name of ALNYLAM and MERCK, and to control the defense of any declaratory judgment action relating to such ALNYLAM RNAi Patent Rights or such Joint Collaboration Patent Rights or such ALNYLAM RNAi Technology at its own expense. ALNYLAM shall promptly inform MERCK if it elects not to exercise such first right and MERCK shall thereafter have the right to either initiate and prosecute such action or to control the defense of such declaratory judgment action in the name of MERCK and, if necessary, ALNYLAM, only with respect to an infringement of Joint Collaboration Patent Rights through the conduct of in vitro and/or in vivo target identification and/or target validation. Each Party shall have the right to be represented by counsel of its own choice. For the avoidance of doubt, it is agreed that MERCK shall have no right to initiate or prosecute any action or control the defense of any declaratory judgment action with respect to any ALNYLAM RNAi Patent Right or misuse or misappropriation of ALNYLAM RNAi Technology.

                  ALNYLAM agrees that, in the event a Therapeutic Collaboration Product becomes subject to a MERCK Product Agreement, and an ALNYLAM RNAi Patent Right is infringed by a Third Party by the sale of a therapeutic product using RNA interference against the same MERCK RNAi Novel Target as such Therapeutic Collaboration Product (a "COMPETING RNAi PRODUCT") then if (a) there is no patent right Controlled by MERCK and no Joint Collaboration Patent Right that can be asserted against the alleged infringement, and (b) ALNYLAM does not assert at least one ALNYLAM RNAi Patent Right against such alleged infringement, then MERCK's license to such Therapeutic Collaboration Product will become royalty-free in countries in which the Competing RNAi Product is sold, for as long as such Competing RNAi Product is being sold in such country. The foregoing provision will be reflected in each MERCK Product Agreement.

                  With respect to any action or defense provided for in this paragraph (a), ALNYLAM shall not admit the invalidity or unenforceability of any MERCK RNAi Patent Rights, MERCK RNAi Novel Target IP or Joint Collaboration Patent Rights without the prior written consent of MERCK.

         (b) In the event that ALNYLAM elects not to initiate and prosecute an action as provided in paragraph (a), and MERCK elects to do so, the costs of any action to terminate such infringement of Joint Collaboration Patent Rights, including without limitation the costs of any legal action commenced or the defense of any declaratory judgment, shall be borne by MERCK. No suit or negotiation arising from such action may be settled by MERCK without prior written notice to ALNYLAM. With respect to any action or defense provided for in this paragraph (b), MERCK shall not admit the invalidity or unenforceability of any ALNYLAM RNAi Patent Rights or Joint Collaboration Patent Rights without the written consent of ALNYLAM.

         (c) For any such action to terminate any infringement of Joint Collaboration Patent Rights relating to in vitro and/or in vivo target validation and/or target identification, in the event that MERCK is unable to initiate or prosecute such action solely in its own name, ALNYLAM will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for MERCK to initiate litigation to prosecute and maintain such action, at the expense of MERCK. In connection with any action, MERCK and ALNYLAM will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding, to the extent permissible by law.

         (d) Any recovery obtained by either or both MERCK and ALNYLAM in connection with or as a result of any action contemplated by this section, whether by settlement or otherwise, shall be shared in order as follows:

                  (i) the Party which initiated and prosecuted the action shall recoup all of its costs and expenses incurred in connection with the action;

                  (ii) the other Party shall then, to the extent possible, recover its costs and expenses incurred in connection with the action; and

                  (iii) the amount of any recovery remaining shall then be allocated between the Parties as follows: (1) [**] percent ([**]%) of the remaining amount to the Party prosecuting such action and (2) [**] percent ([**]%) to the other Party.

7.4 PATENT TERM RESTORATION. The Parties hereto shall cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to ALNYLAM RNAi Patent Rights, Joint Collaboration Patent Rights, and patent rights contained in MERCK RNAi Novel Target IP and MERCK RNAi Patent Rights. The Parties shall mutually agree upon any elections to be made with respect to obtaining such patent term restoration with regard to Joint Collaboration Patent Rights.

8.       TERM AND TERMINATION

8.1 TERM AND EXPIRATION. This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Sections 8.2 or 8.3 below, this Agreement shall continue in effect until expiration of all royalty obligations hereunder and under all Therapeutic Collaboration Product Agreements, ALNYLAM Product Agreements and MERCK Product Agreements. Upon expiration of this Agreement, the Parties' licenses pursuant to Section 3.1 shall become fully paid-up, perpetual licenses.

8.2      TERMINATION FOR CAUSE.

8.2.1 CAUSE FOR TERMINATION. This Agreement may be terminated at any time during the term of the Agreement:

         (a) upon written notice by either Party if the other Party is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within ninety (90) days after notice requesting cure of the breach; provided,

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

                  however, in the event of a good faith dispute with respect to the existence of a material breach, the ninety (90) day cure period shall be tolled until such time as the Dispute is resolved pursuant to Section 9.6 hereof; or

         (b) by either Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, in the case of any involuntary bankruptcy or receivership proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy, receivership or such proceeding is not dismissed within ninety (90) days after the filing thereof.

8.2.2    EFFECT OF TERMINATION FOR CAUSE OR FOR CHANGE OF CONTROL.

         (a) If MERCK terminates this Agreement under Section 8.2.1(a) or terminates the Technology Collaboration or the Therapeutic Collaboration or both pursuant to Section 9.2, the licenses granted by ALNYLAM to MERCK pursuant to Section 3.1.1 shall survive such termination. In addition,

                  (i) not later than thirty (30) days after the date of such termination, each Party shall return or cause to be returned to the other Party all Information in tangible form received from the other Party and all copies thereof and ALNYLAM shall return to or cause to be returned to MERCK all substances or compositions delivered or provided by MERCK, as well as any other Materials provided by MERCK in any medium, except that each Party may retain all Information, substances, compositions and materials relevant to licenses and rights it retains hereunder and may retain one copy of Information in its confidential files for record purposes;

                  (ii) MERCK shall have the right to continue to exercise its rights to opt-in to develop any and all Therapeutic Collaboration Products as set forth in
                           Section 2.14.3 and the licenses granted by MERCK to ALNYLAM in Sections 3.1.2 and 3.1.3 shall survive solely with respect to such Therapeutic Collaboration Products;

                  (iii) all then-existing Therapeutic Collaboration Product Agreements, ALNYLAM Product Agreements or MERCK Product Agreements shall continue in effect;

                  (iv) with regard to termination pursuant to Section 8.2.1(a), ALNYLAM shall return to MERCK and cease to work on, all MERCK RNAi Novel Targets and RNAi Therapeutic Products for which the Opt-In Information has not yet been provided by ALNYLAM to MERCK; and,

                  (v) with regard to termination pursuant to Section 9.2, then: (x) ALNYLAM may continue to work on MERCK RNAi Novel Targets that it has designated as such pursuant to Section 2.14.2(3) by notice to MERCK prior to the date on which ALNYLAM notified MERCK of such Change of Control, subject to MERCK's Opt-In Rights, and the licenses granted by MERCK to

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

                           ALNYLAM in Sections 3.1.2 and 3.1.3 shall survive with respect to such MERCK RNAi Novel Targets, and
                           (y) all Opt-In Negotiation Periods shall continue, and the licenses granted by MERCK to ALNYLAM in Sections 3.1.2 and 3.1.3 shall survive with respect to Therapeutic Collaboration Products subject to such Opt-In Negotiation Periods.

         (b) If ALNYLAM terminates this Agreement under Section 8.2.1(a), the licenses granted by MERCK to ALNYLAM pursuant to Section
                  3.1.2 and 3.1.3 shall survive such termination. In addition,

                  (i) not later than thirty (30) days after the date of such termination, each Party shall return or cause to be returned to the other Party all Information, substances, compositions and materials in tangible form received from the other Party and all copies thereof, except that each Party may retain all Information relevant to licenses and rights it retains hereunder and may retain one copy of Information in its confidential files for record purposes;

                  (ii) ALNYLAM shall continue to have the right to develop without MERCK, but subject to royalty payments to MERCK, as specified in Section 5.2.1(a), Therapeutic Collaboration Products then subject to an Opt-In Negotiation Period;

                  (iii) all then existing Therapeutic Collaboration Product Agreements, ALNYLAM Product Agreements and MERCK Product Agreements shall continue in effect; and

                  (iv) ALNYLAM shall have the right to develop without MERCK any and all MERCK RNAi Novel Targets which ALNYLAM has designated as such pursuant to Section 2.14.2(3) by notice to MERCK prior to the termination date, subject to royalty payments to MERCK as specified in
                           Section 5.2.1(a) on the same basis as if the product was a Therapeutic Collaboration Product.

         (c) If this Agreement is terminated by MERCK pursuant to Section 8.2.1(b) due to the rejection of this Agreement by or on behalf of ALNYLAM under Section 365 of the United States Bankruptcy Code (the "CODE"), all licenses and rights to licenses granted under or pursuant to this Agreement by ALNYLAM to MERCK are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Code. The Parties agree that MERCK, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by or against ALNYLAM under the Code, MERCK shall be entitled to a complete duplicate of or complete access to (as MERCK deems appropriate) any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to MERCK (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by MERCK, unless ALNYLAM elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of ALNYLAM upon written request therefore by MERCK. The foregoing provisions of subsection 8.2.2(c) are without prejudice to any rights MERCK may have arising under the Code or other applicable law.

         (d) If this Agreement is terminated by ALNYLAM pursuant to Section 8.2.1(b) due to the rejection of this Agreement by or on behalf of MERCK under Section 365 of the Code, the provisions of subparagraph (c) shall apply mutatis mutandis.

8.3 EFFECT OF EXPIRATION OR TERMINATION; SURVIVAL. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including, without limitation, the obligation to pay royalties for Therapeutic Collaboration Products sold prior to such expiration or termination. The provisions of Section 4.1 shall survive the expiration or termination of the Agreement and with respect to the obligations of the Parties shall continue in effect for seven (7) years. In addition, the provisions of Articles 1, 7 and 8, and Sections 2.7, 2.10, 2.15, 5.4, 5.5, 9.3 through 9.18 shall survive any expiration or termination of this Agreement. Except as set forth in this Article 8, upon termination or expiration of this Agreement all other rights and obligations cease.

9.       MISCELLANEOUS

9.1 FORCE MAJEURE. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached the Agreement for failure or delay in performing any obligation under this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

9.2 ASSIGNMENT/CHANGE OF CONTROL. Except as provided in this Section 9.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. MERCK may, without ALNYLAM's consent, assign this Agreement and its rights and obligations hereunder in whole or in part to a MERCK Affiliate or in whole in connection with a Change of Control (as defined below) upon twenty (20) days prior written notification to ALNYLAM. ALNYLAM may, without MERCK's consent, assign this Agreement and its rights and obligations hereunder in whole or in part to any wholly-owned subsidiary of ALNYLAM or RIBOPHARMA (except as provided below) or in whole (except as provided below) in connection with a Change of Control; provided, however, that: (a) ALNYLAM must notify MERCK at least twenty (20) days prior to completion of any such Change of Control, (b) MERCK shall have the right, at any time after receipt of such notice but prior to the end of the twenty (20) day period, to notify ALNYLAM of the termination of the Technology Collaboration, the Therapeutic Collaboration (including MERCK's obligation to deliver additional MERCK Non-Druggable Targets), or both, (c) all ALNYLAM Product Agreements and MERCK Product Agreements shall continue and each Therapeutic Collaboration Product Agreement shall remain in effect or terminate as provided therein, (d) ALNYLAM may continue to work on MERCK RNAi Novel Targets which it designated as such pursuant to Section 2.14.2(3) by notice to MERCK prior to the date on which ALNYLAM notified MERCK of the Change of Control, subject to MERCK's Opt-In Rights, and (e) all Opt-In Negotiation Periods shall continue. Upon such assignment or Change of Control, MERCK's obligation to provide royalty reports pursuant to
         Section 5.2.6 shall be limited to reporting Net Sales for each country and MERCK's total worldwide royalty obligations.

         Notwithstanding the foregoing, the rights of any permitted assignee of ALNYLAM's rights to practice any of MERCK's intellectual property, including but not limited to MERCK RNAi Patent Rights, MERCK RNAi Technology and MERCK RNAi Novel Target IP, shall remain subject to the limitations set forth in this Agreement. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any attempted assignment not in accordance with this Section 9.2 shall be void. For purposes of this Section 9.2, a "CHANGE OF CONTROL" of a Party shall be deemed to occur if such Party is involved in a merger, reorganization or consolidation in which its shareholders immediately prior to such transaction would hold less than fifty percent (50%) of the securities or other ownership or voting interests representing the equity of the surviving entity immediately after such merger, reorganization or consolidation, or if there is a sale of all or substantially all of such Party's assets or business relating to this Agreement, or if a "Health Company Acquirer" (as defined below) effectively acquires control of the management and policies of such Party. A "HEALTH COMPANY ACQUIRER" is a pharmaceutical company, biotechnology company, or group of such companies acting in concert, with annual sales of human pharmaceutical products greater than [**] U.S. dollars ($[**]).

9.3 SEVERABILITY. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

9.4 NOTICES. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         If to ALNYLAM, to:                  ALNYLAM PHARMACEUTICALS, INC. and
                                             ALNYLAM HOLDING CO.

                                             790 Memorial Drive
                                             Suite 202
                                             Cambridge, MA 02139
                                             Attention: Chief Executive Officer
                                             Facsimile No.: (617) 252-0011

                     and:                    MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                                             AND POPEO, P.C.
                                             One Financial Center
                                             Boston, MA 02111
                                             Attention: Jeffrey M. Wiesen
                                             Facsimile No.: (617) 542-2241

         If to MERCK, to:                    MERCK & CO., INC.
                                             One Merck Drive
                                             P.O. Box 100, WS3A-65
                                             Whitehouse Station, NJ 08889-0100
                                             Attention: Office of Secretary
                                             Facsimile No.: (908) 735-1246

                     and:                    MERCK & CO., INC.
                                             One Merck Drive
                                             P.O. Box 100, WS2A-30
                                             Whitehouse Station, NJ 08889-0100
                                             Attention: Chief Licensing Officer
                                             Facsimile: (908) 735-1214

         or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day; (b) on receipt if sent by nationally-recognized overnight courier; and/or (c) on receipt if sent by mail.

9.5 APPLICABLE LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws or renvoi.

9.6      DISPUTE RESOLUTION.

9.6.1 The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from, or related to, this Agreement or to the breach hereof, and to resolve any disagreement between the Parties with respect to any Therapeutic Collaboration Product Agreement, MERCK Product Agreement or ALNYLAM Product Agreement, except as provided below and in Section 9.7 (collectively, "DISPUTE"). In particular, the CEO of ALNYLAM and the Executive Vice-President of Worldwide Basic Research for MERCK shall attempt to resolve all Disputes except as otherwise provided for in Section 9.7 below. In the event that the CEO and the Executive Vice-

         President cannot reach an agreement regarding a Dispute, and a Party wishes to pursue the matter, each such Dispute that is not an "Excluded Claim" shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association ("AAA") and Section 9.6.2 below, and judgment on the arbitration award may be entered in any court having jurisdiction thereof. As used in this
         Section 9.6, the term "EXCLUDED CLAIM" shall mean a dispute that concerns (a) the validity or infringement of a patent, trademark or copyright, or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

9.6.2 FULL ARBITRATION. Except as provided in Section 9.6.3, the arbitration shall be conducted by a panel of three (3) persons experienced in the pharmaceutical business who are independent of both Parties and neutral with respect to the Dispute presented for arbitration. Within thirty
         (30) days after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

         (a) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party's compensatory damages. Each Party shall bear its own costs and expenses and attorneys' fees, and the Party that does not prevail in the arbitration proceeding shall pay the arbitrators' and any administrative fees of arbitration.

         (b) Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

         (c) The Parties agree that, in the event of a Dispute over the nature or quality of performance under this Agreement, neither Party may terminate the Agreement until final resolution of the Dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the Dispute shall be refunded if an arbitrator or court determines that such payments are not due.

         (d) The Parties hereby agree that any disputed performance or suspended performances pending the resolution of the arbitration that the arbitrator determines to be required to be performed by a Party must be completed within a reasonable time period following the final decision of the arbitrator.

         (e) The Parties hereby agree that any monetary payment to be made by a Party pursuant to a decision of the arbitrator shall be made in United States dollars, free of any tax or other deduction. The Parties further agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding determination of the matters presented to the arbitrator.

9.6.3 "BASEBALL STYLE" ARBITRATION. If the Parties cannot otherwise agree upon reasonable commercial terms during the Opt-In Negotiation Periods for any Therapeutic Collaboration Agreement as provided in Section 2.14.3.3, or any MERCK Product Agreement or ALNYLAM Product Agreement, then such matters, shall be determined by binding arbitration pursuant to this Section 9.6.3 by one (1) independent, neutral arbitrator who is
         (i) mutually-acceptable to the Parties, and (ii) an expert in the pharmaceutical industry. If the Parties are unable to agree upon a mutually-acceptable arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the AAA encompassing New York, New York. Except as set forth in this Section 9.6.3, any arbitration of a Dispute pursuant to this Section 9.6.3 shall be governed by the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the AAA. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

         (a) Either Party may apply to the arbitrator for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. Each Party shall bear its own attorneys' fees. Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

         (b) The Parties hereby agree that any disputed performance or suspended performances pending the resolution of the arbitration that the arbitrator determines to be required to be performed by a Party must be completed within a reasonable time period following the final decision of the arbitrator.

         (c) The Parties further agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding determination of the matters presented to the arbitrator.

9.6.4 For arbitration of Disputes subject to Section 9.6.3, each Party to the arbitration shall prepare and submit a written proposal setting forth its proposed commercial terms, which must include, without change, the terms set forth in Schedule 2.14.3.3, Section 3.1.5 or

         3.1.6, as applicable, Section 5.2.1 (a) or (b) as applicable, and other terms agreed upon hereunder in the negotiation preceding the submission to arbitration, together with a written explanation setting forth the reasons for its position. After the arbitrator has received written proposals from both Parties, the arbitrator shall forward a copy of the other Party's proposal to each. Each Party shall have thirty (30) days to prepare and submit a written rebuttal to such proposal and may then amend its original proposal. Each Party shall have the right to make oral presentations or present evidence as determined by the arbitrator during the arbitration proceeding. The arbitrator shall select the proposal of one of the Parties as his/her decision, and shall not have the authority to render any substantive decision other than to so select in its entirety the summary or proposal of one Party or the other. Each Party shall bear its own costs and expenses and attorneys fees. The administrative and arbitrator's fees shall be paid by the non-prevailing Party. The arbitrator shall be directed that any arbitration subject to Section 9.6.3 shall be completed within three
         (3) months from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless otherwise permitted by the other Party.

9.7 TECHNOLOGY MILESTONE ARBITRATION. In the event of a Technology Milestone Dispute, the Parties shall mutually select a single, independent, neutral arbitrator who shall have sufficient scientific background and experience, including, without limitation, expertise in RNA interference, to make a reasonable scientific determination as to whether the Technology Milestone has been achieved. If the Parties are unable to reach agreement within fifteen (15) business days after submission to arbitration under Section 5.1.4 on the selection of an arbitrator, then either or both Parties shall immediately request the AAA of New York, New York to select an arbitrator with such scientific background, experience and expertise as set forth herein. Except as set forth in this Section 9.7, any arbitration of the Technology Milestone Dispute shall be governed by the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the AAA. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

         For arbitration of the Technology Milestone Dispute subject to this
         Section 9.7, each Party shall prepare and submit one written summary of such Party's position and any relevant evidence with respect to the Technology Milestone Dispute to the arbitrator within thirty (30) days of the selection of the arbitrator. Upon receipt of such summaries from each Party, the arbitrator shall provide copies of the same to the other Party. Within fifteen (15) days of the delivery of such summaries, each Party shall submit a written rebuttal of the other Party's summary and may then amend its original summary. Oral presentations during the arbitration proceeding for any Technology Milestone Dispute shall not be permitted unless otherwise requested by the arbitrator. The arbitrator shall make a final decision with respect to a Technology Milestone Dispute within thirty (30) days following receipt of the last of such rebuttal statements submitted by the Parties.

         (a) Either Party may apply to the arbitrator for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. Each Party shall bear its own costs and expenses and attorneys' fees. The administrative and arbitrator's fees shall be reimbursed and/or paid by the non-prevailing Party.

         (b) Except to the extent necessary to confirm an award or as may be required by law, neither Party nor the arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

         (c) The Parties agree that, in the event of a Technology Milestone Dispute, neither Party may terminate the Agreement until final resolution of the Technology Milestone Dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement made pending resolution of the Dispute shall be refunded if the arbitrator or court determines that such payments are not due.

         (d) The Parties hereby agree that if the arbitrator determines that the Technology Collaboration Milestone has been met, MERCK shall pay the milestone payment under Section 5.1.4 within ten (10) business days of the arbitrator's determination.

         (e) The Parties hereby agree that any payment to be made by a Party pursuant to a decision of the arbitrator shall be made in United States dollars, free of any tax or other deduction. The Parties further agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding determination of the matters presented to the arbitrator.

9.8 ENTIRE AGREEMENT; AMENDMENTS. The Agreement contains the entire understanding of the Parties with respect to the Collaboration and licenses granted hereunder. All express or implied agreements and understandings, either oral or written, with regard to the Collaboration and the licenses granted hereunder are superseded by the terms of this Agreement. The Agreement (including Schedules hereto) may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.

9.9 HEADINGS. The captions to the Articles and Sections hereof are not a part of the Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

9.10 INDEPENDENT CONTRACTORS. It is expressly agreed that ALNYLAM and MERCK shall be independent contractors and that the relationship between ALNYLAM and MERCK shall not constitute a partnership, joint venture or agency. ALNYLAM shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on MERCK, without the prior written consent of MERCK, and MERCK shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on ALNYLAM without the prior written consent of such Party.

9.11 WAIVER. The waiver by either Party hereto of any right hereunder, or of the failure of the other Party to perform, or of a breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise.

9.12 CUMULATIVE REMEDIES. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

9.13 WAIVER OF RULE OF CONSTRUCTION. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

9.14 COUNTERPARTS. The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.15 WARRANTY DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

9.16 LIMITATION OF LIABILITY. UNLESS RESULTING FROM A PARTY'S WILLFUL MISCONDUCT OR EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

9.17 BINDING EFFECT. As of the Effective Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns.

9.18 NO THIRD PARTY BENEFICIARIES. Except as expressly contemplated herein, no Third Party, including any employee of any Party to this Agreement, shall have or acquire any rights by reason of this Agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

         MERCK & CO., INC.                        ALNYLAM HOLDING CO.

         BY: Raymond V. Gilmartin                 BY: /s/ John Maraganore
             __________________________               __________________________
               [NAME]                                   [NAME]

         TITLE: Chairman, President & CEO         TITLE: President and CEO

         DATE:_________________________           DATE:_________________________

         ALNYLAM PHARMACEUTICALS, INC.

         BY: /s/ John Maraganore
             __________________________
               [NAME]

         TITLE:  President and CEO

         DATE:_________________________

                                  SCHEDULE 1.8

                           ALNYLAM RNAi PATENT RIGHTS

A.       ALNYLAM Therapeutic RNAi Patent Rights

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                                       59
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

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[**]* Under ALNYLAM's rights from MIT, Whitehead Institute for Biomedical
Research, and Garching Innovation GmbH.

** Explicitly excluding claims No. 30-47 and the equivalent claims in any patent applications and patents resulting from this PCT application.

*** Under ALNYLAM's co-ownership rights.

**** Licenses for applicable ALNYLAM Therapeutic RNAi Patent Rights shall be granted for each specific Therapeutic Collaboration Product under each Therapeutic Collaboration Product Agreement or MERCK Product Agreement upon the execution thereof pursuant to Section 3.1.4 or 3.1.6, respectively.


                              SCHEDULE 1.8 (CONT'D)

                           ALNYLAM RNAi PATENT RIGHTS

B.       ALNYLAM Target Identification and Target Validation RNAi Patent Rights

EXCLUDED FROM THESE PATENT RIGHTS ARE THE SHARP, TUSCHL, ZAMORE & BARTEL PATENT
APPLICATION WO 01/75164, AND ITS FAMILY MEMBERS AND THE TUSCHL, ELBASHIR &
LENDECKEL PATENT APPLICATION WO 02/44321 AND ITS FAMILY MEMBERS

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                                       62
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

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                                  SCHEDULE 1.45

                                 LIMMER PATENTS

CASE NO.     FILING DATE    INT. PUB. NO.    SERIAL NO.
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
  [**]          [**]            [**]            [**]
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

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  [**]          [**]            [**]            [**]
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  [**]          [**]            [**]            [**]
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

any divisions, continuations, continuations-in-part thereof, any patents issuing thereon and any reissues, reexams, renewals, extensions, supplementary protection certificates and the like of any such patents or patent applications and all foreign equivalents thereof

                                  SCHEDULE 1.49

                         MERCK BROAD RNAi PATENT RIGHTS

TITLE           FILING DATE     INT. PUB. NO.   SERIAL NO.
----------------------------------------------------------
[**]               [**]                            [**]
----------------------------------------------------------

                                  SCHEDULE 1.54

                    MERCK PRODUCT-SPECIFIC RNAi PATENT RIGHTS

                                      [**]

                                  SCHEDULE 2.1

                        TECHNOLOGY COLLABORATION WORKPLAN

BACKGROUND:

MERCK is interested in developing and exploiting genetic knockdown technologies to validate potential therapeutic targets in vivo. ALNYLAM is developing RNA interference (RNAi) technology to use directly as a therapeutic. Both parties could benefit from a collaborative effort that seeks to improve RNAi technology. The collaboration will consist of two phases: an optimization phase and an implementation phase. The aims of this collaboration are:

Phase I: Optimization (Years [**])

1)       Understand the [**] in vitro.

2)       Develop [**] in vivo.

3)       Develop [**].

4)       Develop [**] in vivo.

5)       [**] in vitro and in vivo [**].

Phase II: Implementation (Years [**])

1)       Continue [**] in vitro. (if necessary)

2)       Apply knowledge [**] in vivo.

3)       Continue [**] in vivo.

4)       Develop [**] in vivo.

5)       Evaluation of [**] efficacy.

PHASE I

IN VITRO [**] (MERCK AND ALNYLAM)

Aim 1a. Identification of [**] efficacy and specificity [**]

The current rules for [**] of the specific target. Efforts will be made [**]. MERCK proposes to [**] based on MERCK's prior experience. [**] will likely have [**]. [**] will be designed [**] will be performed by MERCK's [**]. [**] will be provided by ALNYLAM, who will [**]. [**] will be assessed by [**]. [**] will be determined by [**] by MERCK. [**] will be quantitated by [**]. In addition, the [**] will be assessed by [**]. All data will be evaluated by [**] the most [**] amount [**].

In addition to the [**]indicated above, MERCK will [**]. [**] will be developed to [**]. This [**] allows [**]. As this system is [**] can be [**]. [**] will be subjected to [**]. These studies will [**] for in vivo studies, as well as [**] to subject to [**] in vitro.

Aim 1b. (cont.) [**].

ALNYLAM's [**] will introduce [**]. Such [**]include, but are not limited to, [**] that may [**] to the [**]. [**]will be subjected to [**]. [**] will determine whether [**]. [**] of the [**] will determine whether these [**].

         1. [**]

[**] will improve the [**]. This approach will be [**]. [**] will also [**]. [**] will be [**]. [**] will be [**] with the [**]. To this end, we will determine the [**].

         2. [**]

         [**] will improve the [**]. [**] will include [**].

         3. [**]

         ALNYLAM will also determine the [**] (such as [**] etc.,), [**], on the [**] achieved.

IN VIVO OPTIMIZATION (ALNYLAM)

Aim 2. [**] in vivo [**].

The development of [**]. [**] will include [**]. To identify [**], we will generate [**]s. These will be [**]. The most [**] in vivo is to [**].

[**] that the [**] to the [**] and to the [**] of the [**]. Additionally, the [**] for the [**]. Finally, the [**]can be [**], allowing for [**] in the [**].

[**] and will be used for [**] will be performed, by MERCK, [**] in vitro [**] will be obtained. [**] in vitro [**] will be [**] with [**] will be tested for efficacy in vivo [**]. Initial studies will utilize [**]. [**] activities in Aim 1 of in vitro [**] will be applied to the [**] for in vivo analysis.

For in vivo experiments, techniques will be developed[**]. These [**] techniques will be developed in consultation with MERCK.

         1. [**]

This [**] is distributed throughout [**] in the [**] in the [**].

         2. [**]

This [**] which is [**] to the [**] in the liver [**] such as [**].

         3. [**]

This [**] and shows [**] in the [**] can be [**] in the [**] can be [**] in the [**] such as [**] in the [**].

         4. [**]

This [**] and shows [**] in the [**] can be [**] in these [**] making [**]Recent published reports have demonstrated in vivo efficacy [**] could be [**], as was described in the literature, [**].

         5.  [**]

[**] can be generated [**]. Upon [**] can be monitored [**]. As is true for the above models, the [**].

Aim 3. Identify [**] in vitro and in vivo models.

As a first step, [**] will be tested for their stability in vitro. [**] will be [**] and possibly [**].

         1. [**]

Will introduce [**] at the end of each strand

         2. [**]

These [**] are more [**] than the [**] having [**] will be [**].

         3. [**]

[**] are expected to [**]. Appropriate [**]will be placed at the [**].

         4. [**]

Placement of [**] such as [**] and will be [**].

Aim 4a. [**].

Additional [**] will be used to [**] that will [**]. These [**] and will be [**] with an [**] will be evaluated [**] in vivo.

         1. [**]

[**] is expected to improve [**] will deliver [**] may be required [**].

         2. [**]

[**] are expected to have [**] is expected to [**]. [**] should be sufficient.

3. [**] will be used to deliver [**] should be sufficient.

Aim 4b. Identify [**] as well as [**]

         [**]

[**] are expected to target [**]. With appropriate [**] such as [**] is expected. Similarly, [**] is expected to [**]

         2. [**]

[**] will improve the [**] from the [**].

Aim 5. Correlate [**]effectiveness in vitro and in vivo with [**].

[**] as proposed in Aims 1, 3 and 4 above will be evaluated for [**].

PHASE II

IN VITRO [**]

Aim 1. Identification of [**]. (Will be continued from Phase I only if necessary.)

The experiments described in Phase I are designed to cover [**]. Based on the results of Phase I, it may be desirable to [**].

IN VIVO [**]

Aim 2. Develop in vivo models to [**].

In the second phase of the work ALNYLAM will introduce [**] into the program. Stability chemistries developed in Phase I will be incorporated into [**]will be made as in Phase I.

[**] will be designed using knowledge gained in Phase I. [**] the in vivo [**] will be assessed for efficacy in vitro [**]. If the [**] will be employed for determination of [**] will determine the best [**].

Once [**] issues have been addressed in [**] in Phase I, ALNYLAM will move to [**]. Discoveries in Phase I will help determine the best model system and target for these Phase II studies. [**] is a therapeutic area of interest to both parties, Phase II studies may include [**]. If so, ALNYLAM will investigate [**].

Aim 3. Continue investigation of [**]in vivo.

1. [**] will direct [**] which are [**] on many [**] of the [**] of these [**] but the [**] for the [**] may be of value. [**] should be sufficient.

Aim 4. Develop [**] in vivo.

[**] methods will be developed using [**] will be useful in developing methods for [**] and these will be analyzed by [**]. Additionally, these [**] will be used for [**], to determine [**]

Aim 5. Evaluation of [**].

ALNYLAM will determine the [**] and the [**] caused by the [**]. This knowledge will help us to understand the factors [**]. This information will help to design and develop [**]. ALNYLAM will determine the [**] and also by [**] with the [**]

SPECIFIC RESPONSIBILITIES OF ALNYLAM:

         - ALNYLAM will provide all [**] required in this study, including [**]. ALNYLAM will do [**] (in vitro and in vivo), on all [**] developed for in vivo delivery and supply RNA to MERCK for [**].

         - ALNYLAM will perform all in vivo [**], and provide RNA to MERCK for expression profiling.

SPECIFIC RESPONSIBILITIES OF MERCK:

         -        MERCK will design [**] in vitro [**].

         -        MERCK will perform all [**] data.

PROJECT SCHEDULE:

   Diagram of project phases and projected completion dates has been deleted.

SCHEDULE 2.10

                                    MATERIALS

Materials to be provided by MERCK:

PHASE I - OPTIMIZATION TECHNOLOGY COLLABORATION WORKPLAN

[**]

Materials to be provided by ALNYLAM:

PHASE I - OPTIMIZATION TECHNOLOGY COLLABORATION WORKPLAN

                  [**]5-Me-C

         [**]

PHASE II - IMPLEMENTATION TECHNOLOGY COLLABORATION WORK PLAN

[To be completed and updated pursuant to Section 2.10 at the appropriate time]

                               SCHEDULE 2.14.2(1)

                 INITIAL MERCK NON-DRUGGABLE TARGET INFORMATION

1.       General project description

2.       Target name or gene accession number

3.       [**]

4.       [**]

5.       [**]

6.       Brief description [**], as applicable.

7.       [**].

Notwithstanding the above, MERCK shall not provide any data, information, patents, opinions or know-how which MERCK believes may be subject to attorney/client privilege.

                               SCHEDULE 2.14.2(2)

                 COMPLETE MERCK NON-DRUGGABLE TARGET INFORMATION

1.       Executive Summary providing [**] the MERCK Non-Druggable Target.

         -        Supporting data [**] as may be available.

         -        [**], which is directly relevant to the MERCK Non-Druggable
                  Target.

         -        [**] the MERCK Non-Druggable Target [**].

2.       MERCK Non-Druggable Target [**].

         -        Copies of [**] relating to the MERCK Non-Druggable Target.

         -        Copies of [**] with regard to the MERCK Non-Druggable Target.

3. [**] the MERCK Non-Druggable Target and which is [**] a MERCK Non-Druggable Target [**].

Notwithstanding the above, MERCK shall not provide any data, information, patents, opinions or know-how which MERCK believes may be subject to attorney/client privilege.

                               SCHEDULE 2.14.3.2

                               OPT-IN INFORMATION

1.       Product description

2.       Chemical structure (RNAi sequence)

3.       Physicochemical properties

4.       Patent status

5.       Biochemical mechanism (activity, specificity)

                  -        In vitro

                  -        Animal model data (disease relevant)

6.       Preclinical pharmacology (PK, PD, biodistribution)

7.       Toxicology studies status

                           -        Genotoxicity tests

                           -        Acute and chronic toxicity tests

                           -        Safety pharmacology tests

8.       Dosage forms and formulations

9.       Preclinical ADME

10.      Projected dose regimen

11. Anticipated clinical safety issues, including expected adverse events, anticipated precautions, and drug interactions

12.      Anticipated product claims at launch

13.      Known or suspected competitive agents

14. Possible promotable advantages over available agents in development, to the extent known

15.      Chemistry/manufacturing

            -        Raw materials

            -        Process & product development

            -        Chemical manufacturing

16. Total research and development expenses incurred by ALNYLAM on the MERCK RNAi Novel Target from the date MERCK presented the MERCK RNAi Novel Target to ALNYLAM until the date on which ALNYLAM provided MERCK with Opt-In Information, including but not limited to all expenses incurred relating to FTEs and all out-of-pocket expenses.

                                SCHEDULE 2.14.3.3

              THERAPEUTIC COLLABORATION PRODUCT AGREEMENT TEMPLATE

Note: These terms are non-binding and are subject to further due diligence, MERCK Senior Management approval and the negotiation and execution of the definitive agreements.

Purpose:

         MERCK and ALNYLAM mutually agree to co-develop and co-commercialize a Therapeutic Collaboration Product for therapeutic use in the field of [insert indications].

Territory:

         Worldwide, as applicable.

Licenses:

         ALNYLAM shall provide MERCK with a worldwide, royalty-free, Co-exclusive license, sublicensable to Affiliates, to ALNYLAM RNAi Technology, ALNYLAM Collaboration Inventions, ALNYLAM Therapeutic Collaboration IP, and ALNYLAM RNAi Patent Rights, solely to perform its obligations under the Therapeutic Collaboration to develop and commercialize the Therapeutic Collaboration Product.

         MERCK shall provide ALNYLAM with a worldwide, royalty-free, Co-exclusive license, sublicensable to Affiliates, MERCK Collaboration Inventions to MERCK RNAi Novel Target IP solely to perform its obligations under the Therapeutic Collaboration to develop and commercialize the Therapeutic Collaboration Product.

Co-Development:

         The Parties agree to co-develop an Therapeutic Collaboration Product according to the Therapeutic Collaboration Workplan. Such Workplan shall be agreed upon by the Parties prior to execution of the Therapeutic Collaboration Product Agreement. The Workplan will define specific roles and responsibilities of each Party in the development of the Therapeutic Collaboration Product. Upon execution of the Therapeutic Collaboration Product Agreement, the Parties shall establish a Joint Development Committee, which shall be comprised of an equal number of representatives from MERCK and ALNYLAM, to work collaboratively through final regulatory approval on issues relating to clinical development, including regulatory issues, of the Therapeutic Collaboration Product.

Commercialization:

         - MERCK shall be responsible for the worldwide commercialization of Therapeutic Collaboration Products.

         - ALNYLAM shall have the option to co-promote Therapeutic Collaboration Products in the US by providing a minimum number of representatives, such minimum number to be determined by the Parties based upon the physician audience to which the Therapeutic Collaboration Products will be marketed and to be set forth in the Therapeutic Collaboration Product Agreement. ALNYLAM must exercise its option to co-promote within the required time period, set by MERCK, prior to launch, but no sooner than [**] prior to filing the US NDA or equivalent.

         - The Parties shall establish a Joint Commercialization Committee, which shall be led by MERCK, responsible for all strategic decisions relating to the commercialization of RNAi Therapeutic Products.

         - ALNYLAM's US co-promotion activity shall be fully-integrated into MERCK's US promotion effort.

Development and Commercial Expenses:

         - Parties shall equally share all development expenses applicable to a US NDA through FDA approval.

         -        Parties shall equally share all US commercialization expenses.

         - Each Party has the option to reduce its respective US-applicable expense obligation, but in no event shall either Party reduce its obligation to below [**]% of the total expenses applicable to a US NDA approval and US commercialization. This election shall be made prior to execution of the Therapeutic Collaboration Product Agreement.

         - MERCK shall bear all ex-US development and commercial expenses.

Profit-Sharing:

         - The Parties shall allocate the US net operating profits in the percentage equal to the US-applicable development and commercialization expenses contributed by each Party. "US Net Operating Profits", "US Development Expenses," "US Commercialization Expenses," "ex-US Development Expenses" and "ex-US Commercialization Expenses" shall be defined in the Therapeutic Collaboration Product Agreement.

         - MERCK shall realize all operating profits ex-U.S. MERCK shall pay to ALNYLAM a royalty of [**]%-[**]% on ex-US net product sales as follows:

         For incremental net product sales of:

                  < or = to $[**], royalty shall be [**]%

                  > $[**] to < or = to $[**], royalty shall be [**] %

                  $[**] to < or = to $[**], royalty shall be [**]%

                  $[**], royalty shall be [**]%

         There shall be a maximum offset of [**]% to the above royalties in the event that additional third party licenses are required to appropriately protect and/or commercialize the Therapeutic Collaboration Product.

Manufacturing:

         The Parties shall agree on a cost-effective strategy for commercial manufacturing of the Therapeutic Collaboration Product, taking into full consideration the expertise and cost of goods offered by Third Party contractors.

Regulatory Filings:

         - The Parties, through the Joint Development Committee, shall work together collaboratively on all regulatory issues and filings.

         - Specific regulatory roles and responsibilities of each Party during the various phases of development will be defined in the Therapeutic Collaboration Workplan. MERCK shall be the worldwide holder of the marketing authorization, and each Party shall provide all relevant data and information in its possession to assist MERCK in its regulatory filings worldwide.

Intellectual Property:

         - MERCK shall have full responsibility for all intellectual property filings of Therapeutic Collaboration Products.

         - All costs associated with any intellectual property filings relating to Therapeutic Collaboration Products will be treated as development expenses and shared as such by the Parties.

All terms not defined herein shall have the meaning set forth in the Agreement.

                                   SCHEDULE 6

                                   EXCEPTIONS

Section 6.1(c):

Pursuant to a certain License and Cooperation Agreement with a third party (the "License and Cooperation Agreement"), RIBOPHARMA has granted a non-exclusive license to such third party under the Limmer Patents for use in target identification and validation and has agreed to provide a specific quantity of siRNAs to such third party.

Pursuant to a certain Feasibility Agreement with a third party (the "FEASIBILITY AGREEMENT"), RIBOPHARMA has granted a non-exclusive license to such third party under the Limmer Patents for use in in vitro studies for target validation and has agreed to provide a limited number of RNAi molecules against a limited number of such third party's targets.

Section 6.1(d):

Pursuant to the License and Cooperation Agreement, RIBOPHARMA has granted a non-exclusive license to a third party under the Limmer Patents for use in target identification and validation and has agreed to provide a specific quantity of siRNAs to such third party.

Pursuant to the Feasibility Agreement, RIBOPHARMA has granted a non-exclusive license to a third party under the Limmer Patents for use in in vitro studies for target validation and has agreed to provide a limited number of RNAi molecules against a limited number of such third party's targets.

Section 6.2(b):

Pursuant to the License and Cooperation Agreement, RIBOPHARMA has granted a non-exclusive license to a third party under the Limmer Patents for use in target identification and validation and has agreed to provide a specific quantity of siRNAs to such third party.

Pursuant to the Feasibility Agreement, RIBOPHARMA has granted a non-exclusive license to a third party under the Limmer Patents for use in in vitro studies for target validation and has agreed to provide a limited number of RNAi molecules against a limited number of such third party's targets.

Section 6.2(c):

There are currently multi-party oppositions against RIBOPHARMA European patent 1144623.

ALNYLAM has received a letter from Isis Pharmaceuticals dated July 28, 2003 regarding a licensing opportunity for RNA chemistry modifications, a copy of which has been furnished to MERCK.